UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22970

Nuveen Dow 30SM Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report December 31, 2015

BXMX
Nuveen S&P 500 Buy-Write Income Fund

DIAX
Nuveen Dow 30SM Dynamic Overwrite Fund

SPXX
Nuveen S&P 500 Dynamic Overwrite Fund

QQQX
Nuveen Nasdaq 100 Dynamic Overwrite Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft and Michael T. Buckius are co-portfolio managers. Effective February 29, 2016 (subsequent to the close of this reporting period) Daniel M. Ashcraft was added as a portfolio manager for BXMX. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Keith Hembre, CFA, and David Friar serve as co-portfolio managers.

Here the portfolio managers discuss economic and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2015?

The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a west coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 0.7% in the fourth quarter of 2015, as reported by the “advance” estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in December from 5.7% in January 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in November 2015 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.8%, respectively.

With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. The sharp decline in energy prices and tepid wage growth kept inflation subdued during this reporting period. The Consumer Price Index CPI declined 0.1% in December on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution. After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected.

Sluggish economic growth and significant downside risks created a challenging environment for investors in 2015. Recent equity volatility has attracted the most attention, but a wide range of markets participated in the correction. Bond yields declined, commodity prices dropped and currency markets fluctuated.

With this volatile backdrop, the S&P 500® Index finished 2015 with a modest gain of 1.38%, the Dow Jones Industrial Average (DJIA) 0.27% and the NASDAQ 100 Index was 9.75%. Until mid-August implied volatility, as measured by the Chicago Board Options Exchange’s (CBOE) Volatility Index (VIX), was very similar to the conditions that had existed since mid-2012, with the VIX rarely above 20 and most often below 15. As concerns about China intensified and the S&P 500® Index neared its low-point for the year on August 24th, the VIX spiked and reached an intra-day high for the year of 53.29, its highest point since January 2009. From late August to year-end, the VIX spent nearly half of its trading sessions above 20 and never closed below 14.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2015?

BXMX

BXMX seeks attractive total return with less volatility than the S&P 500® Index. During the reporting period ended December 31, 2015, BXMX invested in an equity portfolio which sought to track the price movements of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline. The writing of call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance returns while exposing BXMX to less risk than unhedged equity investments. The portion of the Fund subject to the overwrite sacrifices some of its upside potential in exchange for the premium received for the written index call options. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total return relative to the S&P 500® Index. In rising markets, the options can hurt the Fund’s total return relative to the S&P 500® Index.

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses

6	Nuveen Investments

its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection. The Fund currently expects to carry out its principal investment strategy by emphasizing single name options on individual stocks in the DJIA. It also employs an expanded range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the NASDAQ-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the NASDAQ-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this twelve-month reporting period ended December 31, 2015?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the one-year, five-year, ten-year and/or since inception periods ended December 31, 2015. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index. For the twelve-month reporting period ended December 31, 2015, BXMX shares at NAV outperformed the S&P 500® Index, while SPXX underperformed the S&P 500® Index. DIAX performed in line the Dow Jones Industrial Average, while QQQX underperformed the NASDAQ 100 Index.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

BXMX

BXMX follows a strategy which combines an investment in an underlying equity portfolio, which tracks the price movements of the S&P 500® Index, with the sale of a mix of nearly at-the-money index call options. As the short call options advance to expiration, premium is earned. Premium earned during periods of market advance results in return for the strategy while premium earned during periods of market decline generally offsets at least a portion of the underlying equity portfolio’s loss.

The Fund’s return during the reporting period was attributable to the higher stock market volatility environment throughout much of 2015 which increased the Fund’s net call option premiums received. Unlike in prior years, volatility did not quickly contract after each spike. For example, after the intra-day volatility spike to 53.29 in late August, the VIX spent the entire month of September in a range between 20 and 30 and did not decline under 20 until early October. As a result, the selling of index call options contributed positively to the performance of the Fund for 2015.

On a quarterly basis, index call option premiums contributed positively to the Fund’s return in each of the first three quarters while detracting in the fourth. Similarly, the Fund outperformed its benchmark in the first three quarters and underperformed in the fourth. Underperformance in the fourth quarter was due mainly to October’s results when cash flow generated by the Fund’s strategy was insufficient to keep pace with the S&P 500® Index’s strong advance of 8.44%.

DIAX

DIAX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

During the first half of the reporting period, implied volatility, as measured by the VIX was muted and U.S. equities traded within a tight band. Market peaks tended to fall around option expiration dates, making it risky to deviate from benchmark strike levels. These factors, combined with low levels of volatility premiums in the market, made the first half of the reporting period a challenging one for relative outperformance. Given the market conditions and uncertainty surrounding a number of near-term macroeconomic events, our strategy during that time was to manage the Fund defensively. The overwrite levels were kept only modestly above the passive benchmark, averaging 61.5% versus 55.0% for the benchmark. Further, the strike level of the options written in DIAX was kept very close to the levels in the CBOE DJIA BuyWrite Index.

From January through the beginning of February 2015, implied volatility briefly spiked. During that time, the Fund had a higher overwrite percentage of 65% to 75%, which helped the Fund’s performance as the index declined. However, when volatility declined, the Fund still had a high overwrite level when the market began to rebound, which detracted from performance.

The second half of the reporting period began with U.S. equities experiencing their steepest declines since 2011 during the third quarter. In the beginning of August, the VIX was at 14 where it had been for the last several quarters. By the end of August, the VIX was near 40. As sellers of options, the premiums we receive are more valuable when volatility is increased. This helped performance as we were able to limit our downside as well as increase the premiums we were paid. As the fourth quarter began, U.S. equities rebounded nicely from their steep declines during the third quarter. Since we experienced a rising market, the Fund was not able to capture as much of the upside potential which detracted from the Fund’s performance.

8	Nuveen Investments

We continued to reduce the Fund’s exposure to over-the counter (OTC) options. Because these off-exchange traded options have no secondary market, they become more illiquid during periods of higher volatility. We also reduced the number of custom baskets and single name options in the portfolio as we expect volatility to remain elevated heading into 2016.

The Fund is able to sell put options on up to 5% of its portfolio. We took advantage of this and the premium received contributed to the Fund’s performance. Also boosting performance were custom baskets of options.

SPXX

SPXX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

During the first half of the reporting period, implied volatility, as measured by the VIX was muted and U.S. equities traded within a tight band. Market peaks tended to fall around option expiration dates, making it risky to deviate from benchmark strike levels. These factors, combined with low levels of volatility premiums in the market, made the first half of the reporting period a challenging one for relative outperformance. Given the market conditions and uncertainty surrounding a number of near-term macroeconomic events, our strategy during that time was to manage the Fund defensively. The overwrite levels were kept only modestly above the passive benchmark, averaging 61.5% versus 55.0% for the benchmark. Further, the strike level of the options written in SPXX was kept very close to the levels in the CBOE S&P 500® BuyWrite Index.

From January through the beginning of February 2015, implied volatility briefly spiked. During that time, the Fund had a higher overwrite percentage of 65% to 75%, which helped the Fund’s performance as the index declined. However, when volatility declined, the Fund still had a high overwrite level when the market began to rebound, which detracted from performance.

The second half of the reporting period began with U.S. equities experiencing their steepest declines since 2011 during the third quarter. In the beginning of August, the VIX was at 14 where it had been for the last several quarters. By the end of August, the VIX was near 40. As sellers of options, the premiums we receive are more valuable when volatility is increased. This helped contribute to performance as we were able to limit our downside as well as increase the premiums we were paid. As the fourth quarter began, U.S. equities rebounded nicely from their steep declines during the third quarter. Since we experienced a rising market, the Fund was not able to capture as much of the upside potential which detracted from the Fund’s performance.

We continued to reduce the Fund’s exposure to over-the counter (OTC) options. Because these off-exchange traded options have no secondary market, they become more illiquid during periods of higher volatility. We also reduced the number of custom baskets and single name options in the portfolio as we expect volatility to remain elevated heading into 2016.

The Fund is able to sell put options on up to 5% of its portfolio. We took advantage of this and the premium received contributed to the Fund’s performance. Also boosting performance were custom baskets of options.

QQQX

QQQX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

During the first half of the reporting period, implied volatility, as measured by the VIX was muted and U.S. equities traded within a tight band. Market peaks tended to fall around option expiration dates, making it risky to deviate from benchmark strike levels. These factors, combined with low levels of volatility premiums in the market, made the first half of the reporting period a challenging one for relative outperformance. Given the market conditions and uncertainty surrounding a number of near-term macroeconomic events, our strategy during that time was to manage the Fund defensively. The overwrite levels were kept only modestly above the passive benchmark, averaging 61.5% versus 55.0% for the benchmark. Further, the strike level of the options written in QQQX was kept very close to the levels in the CBOE Nasdaq 100 BuyWrite Index.

From January through the beginning of February 2015, implied volatility briefly spiked. During that time, the Fund had a higher overwrite percentage of 65% to 75%, which helped the Fund’s performance as the Index declined. However, when volatility declined, the Fund still had a high overwrite level when the market began to rebound, which detracted from performance.

The second half of the reporting period began with U.S. equities experiencing their steepest declines since 2011 during the third quarter. In the beginning of August, the VIX was at 14 where it had been for the last several quarters. By the end of August, the VIX was near 40. As sellers of options, the premiums we receive are more valuable when volatility is increased. This helped contribute to performance as we were able to limit our downside as well as increase the premiums we were paid. As the fourth quarter began, U.S. equities rebounded nicely from their steep declines during the third quarter. The NASDAQ 100 Index returned 10.21% for the quarter and 9.75% for the reporting period. Since we experienced a rising market, the Fund was not able to capture as much of the upside potential which detracted from the Fund’s performance and contributed to its underperformance versus its benchmark.

We continued to reduce the Fund’s exposure to over-the counter (OTC) options. Because these off-exchange traded options have a limited secondary market, they become more illiquid during periods of higher volatility. We also reduced the number of custom baskets and single name options in the portfolio as we expect volatility to remain elevated heading into 2016.

The Fund is able to sell put options on up to 5% of its portfolio. We took advantage of this and the premium received contributed to the Fund’s performance. Also boosting performance were custom baskets of options.

10	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of December 31, 2015, the Funds’ fiscal and tax year end, and may differ from previously issued notifications. Each Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has adopted a managed distribution program. The goal of a Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual share returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, these estimates may differ from both the tax information reported to you in each Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether each Fund’s returns for the specified time periods were sufficient to meet their distributions.

Nuveen Investments	11

Share Information (continued)

Data as of December 31, 2015

Fund	Inception Date	Per Share Regular Distributions		Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	Annualized Total Return on NAV
		Latest Quarter	Total Current Year						1-Year	5-Year
BXMX	10/2004	$0.2490	$0.9960	$0.1691	$1.0905	$5.1762	7.47%	7.47%	5.17%	8.20%
DIAX	4/2005	$0.2660	$1.0640	$0.2493	$0.4860	$4.9877	6.74%	6.74%	0.17%	9.25%
SPXX	11/2005	$0.2610	$1.0440	$0.2013	$1.0099	$5.2647	7.09%	7.09%	1.09%	8.03%
QQQX	1/2007	$0.3500	$1.4000	$0.1094	$1.2257	$10.5823	7.01%	7.01%	7.97%	14.65%

[1]	Current distribution per share, annualized, divided by the NAV per share on the stated date other than net investment income, as shown in the table immediately below.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution represents a “managed distribution rate”. For these Funds, at least in the just completed fiscal year, distributions may be comprised of sources other than net investment income, as shown in the table immediately below.

The following table provides each Fund’s distribution sources as of December 31, 2015.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these amounts are available on www.nuveen.com/cef.

Data as of December 31, 2015

	Fiscal YTD			Fiscal YTD
	Source of Distribution			Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	NII	Realized Gains	Return of Capital[1]
BXMX	100.00%	0.00%	0.00%	$0.9960	$0.9960	$0.0000	$0.0000
DIAX	60.82%	6.92%	32.26%	$1.0640	$0.6471	$0.0736	$0.3433
SPXX	67.36%	0.00%	32.64%	$1.0440	$0.7032	$0.0000	$0.3408
QQQX	30.59%	69.41%	0.00%	$1.4000	$0.4283	$0.9717	$0.0000

[1]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital my be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Shares cumulatively repurchased and retired	460,238	0	383,763	0
Shares authorized for repurchase	10,355,000	3,610,000	1,615,000	3,655,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

12	Nuveen Investments

OTHER SHARE INFORMATION

As of December 31, 2015, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
NAV	$13.34	$15.78	$14.72	$19.98
Share price	$13.43	$14.36	$13.47	$19.37
Premium/(Discount) to NAV	0.67%	(9.00)%	(8.49)%	(3.05)%
12-month average premium/(discount) to NAV	(6.17)%	(9.60)%	(9.16)%	(6.25)%

Nuveen Investments	13

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

14	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	15

BXMX

Nuveen S&P 500 Buy-Write Income Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
BXMX at NAV	5.17%	8.20%	5.61%
BXMX at Share Price	19.80%	10.00%	7.00%
S&P 500® Index	1.38%	12.57%	7.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)1

Apple, Inc.	3.5%
Microsoft Corporation	2.5%
Exxon Mobil Corporation	1.9%
Berkshire Hathaway Inc., Class B	1.9%
Johnson & Johnson	1.8%

                                                     (% of total investments)1

Banks	6.1%
Pharmaceuticals	5.5%
Oil, Gas & Consumable Fuels	5.3%
Internet Software & Services	5.2%
Software	4.5%
Technology Hardware, Storage & Peripherals	4.2%
Biotechnology	4.0%
Media	3.1%
Health Care Providers & Services	2.9%
IT Services	2.9%
Specialty Retail	2.8%
Aerospace & Defense	2.7%
Industrial Conglomerates	2.6%
Insurance	2.6%

Internet & Catalog Retail	2.6%
Beverages	2.4%
Diversified Financial Services	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Food & Staples Retailing	2.3%
Chemicals	2.1%
Diversified Telecommunication Services	2.1%
Machinery	2.0%
Household Products	2.0%
Capital Markets	1.9%
Health Care Equipment & Supplies	1.9%
Repurchase Agreements	2.7%
Other	18.9%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	17

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
DIAX at NAV	0.17%	9.25%	7.02%
DIAX at Share Price	0.18%	7.42%	6.77%
Dow Jones Industrial Average (DJIA)	0.21%	11.30%	7.75%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

18	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	95.6%
Exchange-Traded Funds	4.3%
U.S. Government and Agency Obligations	0.9%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Goldman Sachs Group, Inc.	6.6%
3M Co.	5.5%
Boeing Company	5.3%
International Business Machines Corporation	5.1%
Home Depot, Inc.	4.9%

Portfolio Composition

(% of total investments)1

Aerospace & Defense	8.8%
IT Services	7.8%
Pharmaceuticals	6.8%
Industrial Conglomerates	6.6%
Capital Markets	6.6%
Oil, Gas & Consumable Fuels	6.1%
Specialty Retail	4.8%
Textiles, Apparel & Luxury Goods	4.5%
Hotels, Restaurants & Leisure	4.3%

Health Care Providers & Services	4.3%
Insurance	4.1%
Technology Hardware, Storage & Peripherals	3.8%
Media	3.8%
Household Products	2.9%
Exchange-Traded Funds	4.2%
U.S. Government and Agency Obligations	0.9%
Other	19.7%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	19

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
SPXX at NAV	1.09%	8.03%	5.43%
SPXX at Share Price	1.70%	7.75%	6.30%
S&P 500® Index	1.38%	12.57%	7.31%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

20	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	96.8%
Exchange-Traded Funds	3.9%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

SPDR® S&P 500® ETF	3.8%
Apple, Inc.	3.6%
Microsoft Corporation	2.7%
Wells Fargo & Company	1.9%
Exxon Mobil Corporation	1.9%

Portfolio Composition

(% of total investments)1

Banks	6.7%
Pharmaceuticals	6.6%
Oil, Gas & Consumable Fuels	5.6%
Internet Software & Services	4.6%
Technology Hardware, Storage & Peripherals	4.3%
Software	3.7%
Aerospace & Defense	3.2%
Biotechnology	3.1%
IT Services	3.1%
Health Care Providers & Services	2.9%
Insurance	2.8%
Media	2.8%
Industrial Conglomerates	2.8%
Specialty Retail	2.5%

Semiconductors & Semiconductor Equipment	2.5%
Beverages	2.4%
Diversified Telecommunication Services	2.2%
Diversified Financial Services	2.2%
Chemicals	2.1%
Tobacco	2.0%
Internet & Catalog Retail	2.0%
Household Products	2.0%
Machinery	2.0%
Food & Staples Retailing	1.8%
Health Care Equipment & Supplies	1.8%
Exchange-Traded Funds	3.8%
Other	18.5%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	21

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
QQQX at NAV	7.97%	14.65%	10.12%
QQQX at Share Price	8.47%	15.08%	9.63%
Nasdaq 100® Index	9.75%	17.09%	12.31%

Since inception returns are from 1/30/07. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

22	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	96.0%
Exchange-Traded Funds	4.8%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Apple, Inc.	12.1%
Microsoft Corporation	8.7%
Amazon.com, Inc.	6.8%
Alphabet Inc., Class C	5.4%
Alphabet Inc., Class A	4.7%

Portfolio Composition

(% of total investments)1

Internet Software & Services	17.0%
Technology Hardware, Storage & Peripherals	12.6%
Biotechnology	10.3%
Software	9.9%
Internet & Catalog Retail	8.6%
Semiconductors & Semiconductor Equipment	5.9%
Communications Equipment	4.9%

Media	3.2%
Health Care Providers & Services	2.5%
IT Services	2.4%
Exchange-Traded Funds	4.7%
Other	18.0%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	23

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2015 for DIAX and QQQX; at this meeting the shareholders were asked to elect Board Members.

	DIAX	QQQX
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	30,215,383	31,203,926
Withhold	1,065,599	995,660
Total	31,280,982	32,199,586
William J. Schneider
For	30,219,174	31,198,087
Withhold	1,061,808	1,001,499
Total	31,280,982	32,199,586
Thomas S. Schreier, Jr.
For	30,229,828	31,189,586
Withhold	1,051,154	1,010,000
Total	31,280,982	32,199,586

24	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen S&P 500 Buy-Write Income Fund

Nuveen Dow 30SM Dynamic Overwrite Fund

Nuveen S&P 500 Dynamic Overwrite Fund

Nuveen Nasdaq 100 Dynamic Overwrite Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, and Nuveen Nasdaq 100 Dynamic Overwrite Fund (hereinafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 25, 2016

Nuveen Investments	25

BXMX

Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5% (2)

	Aerospace & Defense – 2.7%

67,004	Boeing Company	$9,688,108
85,468	Honeywell International Inc.	8,851,921
8,874	Huntington Ingalls Industries Inc.	1,125,667
28,502	Northrop Grumman Corporation	5,381,463
47,825	Raytheon Company	5,955,647
63,296	United Technologies Corporation	6,080,847
	Total Aerospace & Defense	37,083,653

	Air Freight & Logistics – 0.7%

104,952	United Parcel Service, Inc., Class B	10,099,531

	Airlines – 0.4%

103,293	United Continental Holdings Inc., (3)	5,918,689

	Auto Components – 0.2%

22,233	Cooper Tire & Rubber Company	841,519
85,832	Gentex Corporation	1,374,170
	Total Auto Components	2,215,689

	Automobiles – 0.6%

388,012	Ford Motor Company	5,467,089
50,303	Harley-Davidson, Inc.	2,283,253
	Total Automobiles	7,750,342

	Banks – 6.2%

914,632	Bank of America Corporation	15,393,257
262,997	Citigroup Inc.	13,610,095
33,724	Comerica Incorporated	1,410,675
71,851	Fifth Third Bancorp	1,444,205
86,613	First Horizon National Corporation	1,257,621
289,842	JP Morgan Chase & Co.	19,138,266
29,619	Lloyds Banking Group PLC, ADR	129,139
3,803	M&T Bank Corporation	460,848
234,861	U.S. Bancorp	10,021,519
408,071	Wells Fargo & Company	22,182,740
	Total Banks	85,048,365

	Beverages – 2.4%

317,900	Coca-Cola Company	13,656,984
29,293	Monster Beverage Corporation, (3)	4,363,485
153,014	PepsiCo, Inc.	15,289,159
	Total Beverages	33,309,628

	Biotechnology – 4.0%

161,773	AbbVie Inc.	9,583,433
74,396	Amgen Inc.	12,076,703
40,852	Baxalta Inc.	1,594,454
15,948	Biogen Inc., (3)	4,885,670
102,082	Celgene Corporation, (3)	12,225,340
148,267	Gilead Sciences, Inc.	15,003,137
	Total Biotechnology	55,368,737

26	Nuveen Investments

Shares	Description (1)	Value

	Building Products – 0.1%

4,369	Allegion PLC	$288,004
42,748	Masco Corporation	1,209,768
	Total Building Products	1,497,772

	Capital Markets – 2.0%

201,302	Charles Schwab Corporation	6,628,875
28,291	Eaton Vance Corporation	917,477
57,390	Goldman Sachs Group, Inc.	10,343,400
78,237	Legg Mason, Inc.	3,069,238
150,485	Morgan Stanley	4,786,928
47,635	Waddell & Reed Financial, Inc., Class A	1,365,219
	Total Capital Markets	27,111,137

	Chemicals – 2.2%

22,572	Chemours Company	120,986
128,057	Dow Chemical Company	6,592,374
108,564	E.I. Du Pont de Nemours and Company	7,230,362
72,974	Eastman Chemical Company	4,926,475
65,907	Monsanto Company	6,493,158
48,329	Olin Corporation	834,159
80,712	RPM International, Inc.	3,556,171
	Total Chemicals	29,753,685

	Commercial Services & Supplies – 0.4%

14,145	Deluxe Corporation	771,468
26,475	Pitney Bowes Inc.	546,709
28,908	R.R. Donnelley & Sons Company	425,526
60,369	Waste Management, Inc.	3,221,894
	Total Commercial Services & Supplies	4,965,597

	Communications Equipment – 1.4%

4,101	ADTRAN, Inc.	70,619
3,408	Ciena Corporation, (3)	70,512
371,982	Cisco Systems, Inc.	10,101,171
2,206	Lumentum Holdings Inc., (3)	48,576
36,243	Motorola Solutions Inc.	2,480,833
117,004	QUALCOMM, Inc.	5,848,445
11,034	Viavi Solutions Inc., (3)	67,197
	Total Communications Equipment	18,687,353

	Consumer Finance – 0.9%

89,615	American Express Company	6,232,723
84,491	Discover Financial Services	4,530,407
77,393	Navient Corporation	886,150
77,393	SLM Corporation, (3)	504,602
	Total Consumer Finance	12,153,882

	Containers & Packaging – 0.3%

3,177	Avery Dennison Corporation	199,071
57,446	Packaging Corp. of America	3,621,970
5,718	Sonoco Products Company	233,695
	Total Containers & Packaging	4,054,736

	Distributors – 0.1%

23,190	Genuine Parts Company	1,991,789

	Diversified Consumer Services – 0.0%

7,623	Apollo Education Group, Inc., (3)	58,468

Nuveen Investments	27

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Diversified Financial Services – 2.4%

193,497	Berkshire Hathaway Inc., Class B, (3)	$25,549,343
41,332	CME Group, Inc.	3,744,679
12,616	Intercontinental Exchange, Inc.	3,232,976
39,312	Leucadia National Corporation	683,636
	Total Diversified Financial Services	33,210,634

	Diversified Telecommunication Services – 2.1%

431,692	AT&T Inc.	14,854,522
20,819	CenturyLink Inc.	523,806
192,058	Frontier Communications Corporation	896,911
285,057	Verizon Communications Inc.	13,175,335
3,033	Windstream Holdings Inc.	19,533
	Total Diversified Telecommunication Services	29,470,107

	Electric Utilities – 1.3%

55,671	Duke Energy Corporation	3,974,353
98,619	Great Plains Energy Incorporated	2,693,285
89,635	OGE Energy Corp.	2,356,504
64,913	Pepco Holdings, Inc.	1,688,387
11,931	Pinnacle West Capital Corporation	769,311
138,207	Southern Company	6,466,706
	Total Electric Utilities	17,948,546

	Electrical Equipment – 0.9%

52,322	Eaton Corporation PLC	2,722,837
76,676	Emerson Electric Company	3,667,413
11,240	Hubbell Incorporated	1,135,690
44,800	Rockwell Automation, Inc.	4,596,928
	Total Electrical Equipment	12,122,868

	Electronic Equipment, Instruments & Components – 0.2%

151,993	Corning Incorporated	2,778,432

	Energy Equipment & Services – 1.1%

8,826	Diamond Offshore Drilling, Inc.	186,229
139,879	Halliburton Company	4,761,481
72,619	Patterson-UTI Energy, Inc.	1,095,095
131,088	Schlumberger Limited	9,143,388
	Total Energy Equipment & Services	15,186,193

	Food & Staples Retailing – 2.3%

126,797	CVS Health Corporation	12,396,943
195,316	Kroger Co.	8,170,068
69,240	SUPERVALU INC., (3)	469,447
74,151	Walgreens Boots Alliance Inc.	6,314,328
68,690	Wal-Mart Stores, Inc.	4,210,697
	Total Food & Staples Retailing	31,561,483

	Food Products – 0.8%

252,157	Mondelez International Inc., Class A	11,306,720

	Gas Utilities – 0.3%

14,435	AGL Resources Inc.	921,097
33,764	Atmos Energy Corporation	2,128,483
23,688	National Fuel Gas Company	1,012,662
4,901	ONE Gas Inc.	245,883
	Total Gas Utilities	4,308,125

	Health Care Equipment & Supplies – 1.9%

163,485	Abbott Laboratories	7,342,111

28	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

40,852	Baxter International, Inc.	$1,558,504
1,463	Halyard Health Inc., (3)	48,879
36,821	Hill-Rom Holdings Inc.	1,769,617
62,936	Hologic Inc., (3)	2,434,994
2,456	Intuitive Surgical, Inc., (3)	1,341,369
148,378	Medtronic, PLC	11,413,236
	Total Health Care Equipment & Supplies	25,908,710

	Health Care Providers & Services – 3.0%

47,337	Aetna Inc.	5,118,076
41,388	Anthem Inc.	5,771,143
69,194	Brookdale Senior Living Inc., (3)	1,277,321
89,014	Express Scripts Holding Company, (3)	7,780,714
42,009	HCA Holdings Inc., (3)	2,841,069
39,574	Henry Schein Inc., (3)	6,260,211
15,942	Kindred Healthcare Inc.	189,869
101,713	UnitedHealth Group Incorporated	11,965,517
	Total Health Care Providers & Services	41,203,920

	Health Care Technology – 0.2%

38,826	Cerner Corporation, (3)	2,336,160

	Hotels, Restaurants & Leisure – 1.4%

54,924	Carnival Corporation	2,992,260
2,272	Interval Leisure Group Inc.	35,466
4,969	Las Vegas Sands Corp.	217,841
116,737	McDonald’s Corporation	13,791,309
21,179	Starwood Hotels & Resorts Worldwide, Inc.	1,467,281
15,729	Wynn Resorts Ltd	1,088,290
	Total Hotels, Restaurants & Leisure	19,592,447

	Household Durables – 0.7%

2,893	Garmin Limited	107,533
50,944	KB Home	628,140
112,138	Newell Rubbermaid Inc.	4,943,043
11,162	TopBuild Corporation, (3)	343,455
1,285	Tupperware Brands Corporation	71,510
28,733	Whirlpool Corporation	4,220,016
	Total Household Durables	10,313,697

	Household Products – 2.0%

112,288	Colgate-Palmolive Company	7,480,627
34,108	Kimberly-Clark Corporation	4,341,948
197,194	Procter & Gamble Company	15,659,176
	Total Household Products	27,481,751

	Industrial Conglomerates – 2.6%

68,629	3M Co.	10,338,273
692,030	General Electric Company	21,556,735
24,839	Roper Technologies, Inc.	4,714,194
	Total Industrial Conglomerates	36,609,202

	Insurance – 2.6%

107,121	Allstate Corporation	6,651,143
92,845	American International Group, Inc.	5,753,605
34,937	Arthur J. Gallagher & Co.	1,430,321
40,755	CNO Financial Group Inc.	778,013
29,385	FNF Group	1,018,778
65,958	Genworth Financial Inc., Class A, (3)	246,023
74,204	Hartford Financial Services Group, Inc.	3,224,906
2,764	Kemper Corporation	102,959

Nuveen Investments	29

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Insurance (continued)

77,588	Lincoln National Corporation	$3,899,573
161,940	Marsh & McLennan Companies, Inc.	8,979,573
35,787	Travelers Companies, Inc.	4,038,921
	Total Insurance	36,123,815

	Internet & Catalog Retail – 2.6%

33,109	Amazon.com, Inc., (3)	22,378,042
21,503	HSN, Inc.	1,089,557
43,662	Netflix Inc., (3)	4,994,060
5,882	Priceline Group, Inc. (The), (3)	7,499,256
	Total Internet & Catalog Retail	35,960,915

	Internet Software & Services – 5.2%

50,540	Akamai Technologies, Inc., (3)	2,659,920
31,576	Alphabet Inc., Class A, (3)	24,566,444
18,533	Alphabet Inc., Class C, (3)	14,064,323
150,929	eBay Inc., (3)	4,147,529
203,647	Facebook Inc., Class A, (3)	21,313,695
20,261	IAC/InterActiveCorp	1,216,673
46,900	VeriSign, Inc., (3)	4,097,184
	Total Internet Software & Services	72,065,768

	IT Services – 3.0%

4,939	Alliance Data Systems Corporation, (3)	1,365,979
94,311	Automatic Data Processing, Inc.	7,990,028
83,491	Fidelity National Information Services, Inc.	5,059,555
56,245	International Business Machines Corporation	7,740,437
150,929	PayPal Holdings, Inc., (3)	5,463,630
170,320	Visa Inc., Class A	13,208,316
	Total IT Services	40,827,945

	Leisure Products – 0.2%

29,141	Mattel, Inc.	791,761
18,145	Polaris Industries Inc.	1,559,563
	Total Leisure Products	2,351,324

	Machinery – 2.0%

91,577	Caterpillar Inc.	6,223,573
36,891	Cummins Inc.	3,246,777
21,151	Deere & Company	1,613,187
39,521	Graco Inc.	2,848,278
35,953	Hillenbrand Inc.	1,065,287
36,751	Ingersoll-Rand PLC	2,031,963
16,893	Parker Hannifin Corporation	1,638,283
10,877	Snap-on Incorporated	1,864,644
22,230	SPX Flow Inc., (3)	620,439
47,536	Stanley Black & Decker Inc.	5,073,517
57,774	Timken Company	1,651,759
	Total Machinery	27,877,707

	Media – 3.2%

37,547	CBS Corporation, Class B	1,769,590
226,828	Comcast Corporation, Class A	12,799,904
6,400	DISH Network Corporation, Class A, (3)	365,952
86,999	New York Times Company (The), Class A	1,167,527
186,868	News Corporation, Class A	2,496,556
2,025	News Corporation Class B	28,269
76,905	Omnicom Group, Inc.	5,818,632
31,371	Regal Entertainment Group, Class A	591,971
178,965	Walt Disney Company	18,805,642
	Total Media	43,844,043

30	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 0.4%

253,192	Alcoa Inc.	$2,499,005
20,083	Barrick Gold Corporation	148,213
38,316	Newmont Mining Corporation	689,305
24,595	Nucor Corporation	991,179
41,017	Southern Copper Corporation	1,071,364
	Total Metals & Mining	5,399,066

	Multiline Retail – 0.8%

993	Dollar Tree Inc., (3)	76,679
80,174	Macy’s, Inc.	2,804,487
67,816	Nordstrom, Inc.	3,377,915
14,738	Sears Holdings Corporation, (3)	303,013
59,302	Target Corporation	4,305,918
	Total Multiline Retail	10,868,012

	Multi-Utilities – 1.3%

102,253	Ameren Corporation	4,420,397
57,390	Consolidated Edison, Inc.	3,688,455
18,999	NorthWestern Corporation	1,030,696
157,390	Public Service Enterprise Group Incorporated	6,089,419
62,665	WEC Energy Group, Inc.	3,215,341
	Total Multi-Utilities	18,444,308

	Oil, Gas & Consumable Fuels – 5.4%

9,051	Cenovus Energy Inc.	114,224
173,750	Chevron Corporation	15,630,550
159,197	ConocoPhillips	7,432,908
53,708	CONSOL Energy Inc.	424,293
66,781	Continental Resources Inc., (3)	1,534,627
181,113	Encana Corporation	921,865
335,043	Exxon Mobil Corporation	26,116,601
83,636	Hess Corporation	4,054,673
81,683	Occidental Petroleum Corporation	5,522,588
62,632	ONEOK, Inc.	1,544,505
2,376	PetroChina Company Limited, ADR	155,842
77,446	Phillips 66	6,335,083
17,453	Suncor Energy, Inc.	450,287
58,070	Valero Energy Corporation	4,106,130
	Total Oil, Gas & Consumable Fuels	74,344,176

	Pharmaceuticals – 5.6%

171,532	Bristol-Myers Squibb Company	11,799,686
116,215	Eli Lilly and Company	9,792,276
244,236	Johnson & Johnson	25,087,921
251,757	Merck & Co. Inc.	13,297,805
525,734	Pfizer Inc.	16,970,694
	Total Pharmaceuticals	76,948,382

	Professional Services – 0.1%

18,195	Manpowergroup Inc.	1,533,657

	Real Estate Investment Trust – 1.9%

32,859	Annaly Capital Management Inc.	308,217
69,995	Apartment Investment & Management Company, Class A	2,801,900
109,496	Brandywine Realty Trust	1,495,715
10,613	Care Capital Properties, Inc.	324,439
34,687	CBL & Associates Properties Inc.	429,078
185,124	CubeSmart	5,668,497
66,098	DCT Industrial Trust Inc.	2,470,082
36,770	Equity Commonwealth, (3)	1,019,632
42,070	Healthcare Realty Trust, Inc.	1,191,422

Nuveen Investments	31

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

126,978	Lexington Realty Trust	$1,015,824
55,742	Liberty Property Trust	1,730,789
19,790	MFA Financial, Inc.	130,614
26,716	Senior Housing Properties Trust	396,465
31,121	Ventas Inc.	1,756,158
58,810	Welltower Inc.	4,000,844
37,228	Weyerhaeuser Company	1,116,095
	Total Real Estate Investment Trust	25,855,771

	Real Estate Management & Development – 0.0%

296	The RMR Group Inc., Class A, (3)	4,265

	Road & Rail – 0.4%

69,592	Norfolk Southern Corporation	5,886,787

	Semiconductors & Semiconductor Equipment – 2.3%

89,419	Analog Devices, Inc.	4,946,659
93,391	Broadcom Corporation, Class A	5,399,868
427,356	Intel Corporation	14,722,413
38,906	Intersil Corporation, Class A	496,441
15,324	Lam Research Corporation	1,217,032
81,111	Linear Technology Corporation	3,444,784
24,776	Microchip Technology Incorporated	1,153,075
27,856	NVIDIA Corporation	918,134
	Total Semiconductors & Semiconductor Equipment	32,298,406

	Software – 4.6%

101,998	Activision Blizzard Inc.	3,948,343
74,642	Adobe Systems Incorporated, (3)	7,011,869
48,079	Autodesk, Inc., (3)	2,929,453
28,116	CDK Global Inc.	1,334,667
621,537	Microsoft Corporation	34,482,873
260,115	Oracle Corporation	9,502,001
55,570	Salesforce.com, Inc., (3)	4,356,688
	Total Software	63,565,894

	Specialty Retail – 2.8%

8,222	Abercrombie & Fitch Co., Class A	221,994
32,842	American Eagle Outfitters, Inc.	509,051
56,044	Best Buy Co., Inc.	1,706,540
46,645	CarMax, Inc., (3)	2,517,431
7,749	CST Brands Inc.	303,296
50,159	Gap, Inc.	1,238,927
106,894	Home Depot, Inc.	14,136,731
47,459	L Brands Inc.	4,547,521
130,011	Lowe’s Companies, Inc.	9,886,036
14,496	Ross Stores, Inc.	780,030
13,465	Tiffany & Co.	1,027,245
28,637	TJX Companies, Inc.	2,030,650
	Total Specialty Retail	38,905,452

	Technology Hardware, Storage & Peripherals – 4.2%

454,076	Apple, Inc.	47,796,039
222,417	EMC Corporation	5,711,669
118,686	Hewlett-Packard Company	1,804,027
118,686	HP Inc.	1,405,242
61,069	NetApp, Inc.	1,620,161
	Total Technology Hardware, Storage & Peripherals	58,337,138

	Textiles, Apparel & Luxury Goods – 0.3%

70,297	VF Corporation	4,375,988

32	Nuveen Investments

Shares	Description (1)			Value

	Thrifts & Mortgage Finance – 0.0%

40,800	MGIC Investment Corporation, (3)			$360,264

	Tobacco – 1.8%

197,076	Altria Group, Inc.			11,471,793
99,883	Philip Morris International, Inc.,			8,780,715
107,356	Reynolds American Inc.			4,954,479
11,091	Vector Group Ltd.			261,637
	Total Tobacco			25,468,624

	Wireless Telecommunication Services – 0.0%

116,407	Sprint Corporation, (3)			421,393
	Total Long-Term Investments (cost $841,741,937)			1,360,477,148

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.7%

	REPURCHASE AGREEMENTS – 2.7%

$37,439	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $37,439,038, collateralized by $37,040,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $38,191,203	0.030%	1/04/16	$37,439,038
	Total Short-Term Investments (cost $37,439,038)			37,439,038
	Total Investments (cost $879,180,975) – 101.2%			1,397,916,186
	Other Assets Less Liabilities – (1.2)% (4)			(16,026,987)
	Net Assets – 100%			$1,381,889,199

Investments in Derivatives as of December 31, 2015

Options Written outstanding:

Number of Contracts	Description	Notional Amount (5)	Expiration Date	Strike Price	Value
(713)	S&P 500® Index	$(146,165,000)	1/08/16	$2,050	$(1,051,675)
(759)	S&P 500® Index	(151,800,000)	1/15/16	2,000	(4,128,960)
(1,498)	S&P 500® Index	(307,090,000)	1/15/16	2,050	(3,100,860)
(763)	S&P 500® Index	(158,322,500)	1/15/16	2,075	(717,220)
(779)	S&P 500® Index	(163,590,000)	1/15/16	2,100	(264,860)
(700)	S&P 500® Index	(145,250,000)	1/22/16	2,075	(927,500)
(646)	S&P 500® Index	(130,815,000)	2/19/16	2,025	(3,572,380)
(759)	S&P 500® Index	(155,595,000)	2/19/16	2,050	(3,024,615)
(6,617)	Total Options Written (premiums received $34,073,972)	$(1,358,627,500)			$(16,788,070)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on Statement of Assets and Liabilities.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	33

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 95.6%

	Aerospace & Defense – 8.8%

209,000	Boeing Company, (2)	$30,219,310
209,000	United Technologies Corporation	20,078,630
	Total Aerospace & Defense	50,297,940

	Banks – 2.4%

209,000	JP Morgan Chase & Co.	13,800,270

	Beverages – 1.6%

209,000	Coca-Cola Company	8,978,640

	Capital Markets – 6.6%

209,000	Goldman Sachs Group, Inc., (2)	37,668,070

	Chemicals – 2.4%

209,000	E.I. Du Pont de Nemours and Company, (2)	13,919,400

	Communications Equipment – 1.0%

209,000	Cisco Systems, Inc., (2)	5,675,395

	Consumer Finance – 2.5%

209,000	American Express Company, (2)	14,535,950

	Diversified Telecommunication Services – 1.7%

209,000	Verizon Communications Inc.	9,659,980

	Food & Staples Retailing – 2.2%

209,000	Wal-Mart Stores, Inc., (2)	12,811,700

	Health Care Providers & Services – 4.3%

209,000	UnitedHealth Group Incorporated	24,586,760

	Hotels, Restaurants & Leisure – 4.3%

209,000	McDonald’s Corporation	24,691,260

	Household Products – 2.9%

209,000	Procter & Gamble Company, (2)	16,596,690

	Industrial Conglomerates – 6.7%

209,000	3M Co., (2)	31,483,760
209,000	General Electric Company, (2)	6,510,350
	Total Industrial Conglomerates	37,994,110

	Insurance – 4.1%

209,000	Travelers Companies, Inc.	23,587,740

	IT Services – 7.9%

209,000	International Business Machines Corporation, (2)	28,762,580
209,000	Visa Inc., Class A	16,207,950
	Total IT Services	44,970,530

	Machinery – 2.5%

209,000	Caterpillar Inc., (2)	14,203,640

34	Nuveen Investments

Shares	Description (1)				Value

	Media – 3.9%

209,000	Walt Disney Company				$21,961,720

	Oil, Gas & Consumable Fuels – 6.2%

209,000	Chevron Corporation, (2)				18,801,640
209,000	Exxon Mobil Corporation, (2)				16,291,550
	Total Oil, Gas & Consumable Fuels				35,093,190

	Pharmaceuticals – 6.9%

209,000	Johnson & Johnson				21,468,480
209,000	Merck & Co. Inc.				11,039,380
209,000	Pfizer Inc.				6,746,520
	Total Pharmaceuticals				39,254,380

	Semiconductors & Semiconductor Equipment – 1.3%

209,000	Intel Corporation				7,200,050

	Software – 2.0%

209,000	Microsoft Corporation				11,595,320

	Specialty Retail – 4.9%

209,000	Home Depot, Inc.				27,640,250

	Technology Hardware, Storage & Peripherals – 3.9%

209,000	Apple, Inc.				21,999,340

	Textiles, Apparel & Luxury Goods – 4.6%

418,000	Nike, Inc., Class B				26,125,000
	Total Common Stocks (cost $364,262,674)				544,847,325

Shares	Description (1), (3)				Value

	EXCHANGE-TRADED FUNDS – 4.3%

140,000	SPDR® Dow Jones® Industrial Average ETF				$24,358,600
	Total Exchange-Traded Funds (cost $25,323,197)				24,358,600
	Total Long-Term Investments (cost $389,585,871)				569,205,925

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 0.9%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.9%

$5,000	U.S. Treasury Bills	0.000%	4/28/16	AAA	$4,995,810
	Total Short-Term Investments (cost $4,995,559)				4,995,810
	Total Investments (cost $394,581,430) – 100.8%				574,201,735
	Other Assets Less Liabilities – (0.8)% (5)				(4,597,765)
	Net Assets – 100%				$569,603,970

Investments in Derivatives as of December 31, 2015

Options Written outstanding:

Option Type	Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value
Call	(50)	3M Co.	Over-the-Counter	UBS	$(799,902)	1/26/16	$159.9804	$(604)
Call	(50)	American Express Company	Over-the-Counter	UBS	(378,810)	1/26/16	75.7620	(194)
Call	(50)	Apple, Inc.	Over-the-Counter	HSBC	(596,645)	1/26/16	119.3290	(1,048)
Call	(50)	Boeing Company	Over-the-Counter	UBS	(791,262)	1/26/16	158.2524	(545)

Nuveen Investments	35

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2015

Investments in Derivatives as of December 31, 2015

Options Written outstanding (continued):

Option Type	Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value
Call	(50)	Caterpillar Inc.	Over-the-Counter	HSBC	$(360,450)	1/26/16	$72.0900	$(1,413)
Call	(50)	Chevron Corporation	Over-the-Counter	BNP Paribas	(500,904)	1/26/16	100.1808	(819)
Call	(50)	Cisco Systems, Inc.	Over-the-Counter	HSBC	(144,990)	1/26/16	28.9980	(205)
Call	(50)	Coca-Cola Company	Over-the-Counter	UBS	(232,578)	1/26/16	46.5156	(79)
Call	(50)	E.I. Du Pont de Nemours and Company	Over-the-Counter	Citigroup	(359,100)	1/26/16	71.8200	(1,755)
Call	(50)	Exxon Mobil Corporation	Over-the-Counter	BNP Paribas	(428,922)	1/26/16	85.7844	(408)
Call	(50)	General Electric Company	Over-the-Counter	UBS	(163,728)	1/26/16	32.7456	(122)
Call	(50)	Goldman Sachs Group, Inc.	Over-the-Counter	UBS	(982,854)	1/26/16	196.5708	(1,765)
Call	(50)	Home Depot, Inc.	Over-the-Counter	BNP Paribas	(708,966)	1/26/16	141.7932	(287)
Call	(50)	International Business Machines Corporation	Over-the-Counter	BNP Paribas	(744,066)	1/26/16	148.8132	(531)
Call	(50)	Intel Corporation	Over-the-Counter	UBS	(189,972)	1/26/16	37.9944	(249)
Call	(50)	Johnson & Johnson	Over-the-Counter	UBS	(562,302)	1/26/16	112.4604	(147)
Call	(50)	JPMorgan Chase & Co.	Over-the-Counter	UBS	(356,940)	1/26/16	71.3880	(269)
Call	(50)	McDonald’s Corporation	Over-the-Counter	BNP Paribas	(631,422)	1/26/16	126.2844	(1,022)
Call	(50)	Merck & Co. Inc.	Over-the-Counter	HSBC	(285,660)	1/26/16	57.1320	(168)
Call	(50)	Microsoft Corporation	Over-the-Counter	BNP Paribas	(298,080)	1/26/16	59.6160	(1,104)
Put	(64)	NASDAQ 100® Index	Exchange-Traded	—	(28,800,000)	1/15/16	4,500.0000	(217,920)
Call	(64)	NASDAQ 100® Index	Exchange-Traded	—	(30,720,000)	1/15/16	4,800.0000	(13,600)
Call	(100)	Nike, Inc.	Over-the-Counter	BNP Paribas	(694,494)	1/26/16	69.4494	(619)
Call	(50)	Pfizer Inc.	Over-the-Counter	UBS	(174,204)	1/26/16	34.8408	(149)
Call	(50)	Procter & Gamble Company	Over-the-Counter	UBS	(430,272)	1/26/16	86.0544	(39)
Call	(1,080)	S&P 500® Index	Exchange-Traded	—	(218,700,000)	1/15/16	2,025.0000	(3,893,400)
Call	(280)	S&P 500® Index	Exchange-Traded	—	(58,100,000)	1/15/16	2,075.0000	(263,200)
Call	(50)	Travelers Companies, Inc.	Over-the-Counter	HSBC	(611,172)	1/26/16	122.2344	(406)
Call	(50)	United Technologies Corporation	Over-the-Counter	BNP Paribas	(503,604)	1/26/16	100.7208	(2,245)
Call	(50)	UnitedHealth Group Incorporated	Over-the-Counter	JPMorgan Chase	(635,094)	1/26/16	127.0188	(1,132)
Call	(50)	Verizon Communications Inc.	Over-the-Counter	UBS	(245,970)	1/26/16	49.1940	(92)
Call	(50)	Visa Inc.	Over-the-Counter	UBS	(424,494)	1/26/16	84.8988	(365)
Call	(50)	Wal-Mart Stores, Inc.	Over-the-Counter	BNP Paribas	(322,056)	1/26/16	64.4112	(556)
Call	(50)	Walt Disney Company	Over-the-Counter	BNP Paribas	(605,664)	1/26/16	121.1328	(249)
	(3,038)	Total Options Written (premiums received $4,768,102)			$(350,484,577)			$(4,406,706)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

36	Nuveen Investments

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.7%

	COMMON STOCKS – 96.8%

	Aerospace & Defense – 3.2%

13,360	Boeing Company	$1,931,722
14,778	Honeywell International Inc.	1,530,557
5,000	Lockheed Martin Corporation	1,085,750
11,161	Raytheon Company	1,389,879
18,456	United Technologies Corporation, (2)	1,773,068
	Total Aerospace & Defense	7,710,976

	Air Freight & Logistics – 0.6%

15,007	United Parcel Service, Inc., Class B, (2)	1,444,124

	Airlines – 0.3%

8,915	Alaska Air Group, Inc.	717,747

	Auto Components – 0.1%

9,310	Cooper Tire & Rubber Company	352,384

	Automobiles – 0.7%

79,596	Ford Motor Company	1,121,508
2,596	Tesla Motors Inc., (3)	623,066
	Total Automobiles	1,744,574

	Banks – 6.7%

160,447	Bank of America Corporation, (2)	2,700,323
44,963	Citigroup Inc.	2,326,835
12,743	Comerica Incorporated	533,040
12,783	Fifth Third Bancorp	256,938
49,105	Huntington BancShares Inc.	543,101
50,000	JP Morgan Chase & Co.	3,301,500
33,673	Regions Financial Corporation	323,261
33,569	U.S. Bancorp	1,432,389
84,846	Wells Fargo & Company, (2)	4,612,229
	Total Banks	16,029,616

	Beverages – 2.4%

59,322	Coca-Cola Company	2,548,473
31,552	PepsiCo, Inc.	3,152,676
	Total Beverages	5,701,149

	Biotechnology – 3.1%

30,542	AbbVie Inc.	1,809,308
13,002	Amgen Inc.	2,110,615
12,463	Celgene Corporation, (3)	1,492,569
20,000	Gilead Sciences, Inc., (2)	2,023,800
	Total Biotechnology	7,436,292

	Capital Markets – 1.7%

46,972	Charles Schwab Corporation	1,546,788
16,113	Federated Investors Inc.	461,637
5,365	Goldman Sachs Group, Inc.	966,934
30,033	Morgan Stanley	955,350
	Total Capital Markets	3,930,709

Nuveen Investments	37

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Chemicals – 2.1%

3,540	Chemours Company	$18,974
14,584	Dow Chemical Company	750,784
17,703	E.I. Du Pont de Nemours and Company	1,179,020
9,690	Eastman Chemical Company	654,172
10,640	Monsanto Company	1,048,253
15,626	Olin Corporation	269,705
11,220	PPG Industries, Inc.	1,108,760
	Total Chemicals	5,029,668

	Commercial Services & Supplies – 0.2%

9,103	Deluxe Corporation	496,478

	Communications Equipment – 1.8%

73,511	Cisco Systems, Inc.	1,996,191
11,542	Motorola Solutions Inc.	790,050
27,896	QUALCOMM, Inc.	1,394,382
	Total Communications Equipment	4,180,623

	Consumer Finance – 0.6%

20,573	American Express Company	1,430,852

	Containers & Packaging – 0.1%

5,330	Avery Dennison Corporation	333,978

	Diversified Financial Services – 2.2%

27,775	Berkshire Hathaway Inc., Class B, (2), (3)	3,667,411
10,081	CME Group, Inc.	913,339
2,724	Intercontinental Exchange, Inc.	698,052
	Total Diversified Financial Services	5,278,802

	Diversified Telecommunication Services – 2.3%

75,000	AT&T Inc., (2)	2,580,750
52,803	Frontier Communications Corporation	246,590
55,000	Verizon Communications Inc., (2)	2,542,100
	Total Diversified Telecommunication Services	5,369,440

	Electric Utilities – 1.0%

20,970	Duke Energy Corporation	1,497,048
18,987	Westar Energy Inc.	805,239
	Total Electric Utilities	2,302,287

	Electrical Equipment – 0.6%

6,500	Eaton Corporation PLC	338,260
10,000	Emerson Electric Company	478,300
6,854	Rockwell Automation, Inc.	703,289
	Total Electrical Equipment	1,519,849

	Electronic Equipment, Instruments & Comp – 0.3%

35,466	Corning Incorporated	648,318

	Energy Equipment & Services – 1.1%

12,363	Baker Hughes Incorporated	570,552
10,000	Halliburton Company	340,400
9,961	National-Oilwell Varco Inc.	333,594
20,806	Schlumberger Limited	1,451,219
	Total Energy Equipment & Services	2,695,765

	Food & Staples Retailing – 1.8%

18,974	CVS Health Corporation	1,855,088
12,000	Walgreens Boots Alliance Inc.	1,021,860

38	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

24,502	Wal-Mart Stores, Inc.	$1,501,973
	Total Food & Staples Retailing	4,378,921

	Food Products – 1.0%

13,960	Archer-Daniels-Midland Company	512,053
17,628	ConAgra Foods, Inc.	743,196
15,625	Kraft Heinz Company	1,136,875
	Total Food Products	2,392,124

	Gas Utilities – 0.2%

9,045	AGL Resources Inc.	577,161

	Health Care Equipment & Supplies – 1.8%

27,082	Abbott Laboratories, (2)	1,216,253
28,854	Boston Scientific Corporation, (3)	532,068
31,998	Medtronic, PLC	2,461,286
	Total Health Care Equipment & Supplies	4,209,607

	Health Care Providers & Services – 3.0%

9,358	Aetna Inc.	1,011,787
6,848	Anthem Inc.	954,885
16,284	Express Scripts Holding Company, (3)	1,423,384
5,614	Humana Inc.	1,002,155
367	Laboratory Corporation of America Holdings, (3)	45,376
3,233	McKesson HBOC Inc.	637,645
16,804	UnitedHealth Group Incorporated, (2)	1,976,823
	Total Health Care Providers & Services	7,052,055

	Hotels, Restaurants & Leisure – 1.5%

6,278	Dominos Pizza Inc.	698,428
15,000	McDonald’s Corporation	1,772,100
20,000	Starbucks Corporation	1,200,600
	Total Hotels, Restaurants & Leisure	3,671,128

	Household Durables – 0.7%

9,325	Lennar Corporation, Class A, (2)	456,086
16,964	Newell Rubbermaid Inc.	747,773
2,393	Whirlpool Corporation	351,460
	Total Household Durables	1,555,319

	Household Products – 2.0%

10,456	Colgate-Palmolive Company	696,579
9,737	Kimberly-Clark Corporation	1,239,520
36,241	Procter & Gamble Company, (2)	2,877,898
	Total Household Products	4,813,997

	Industrial Conglomerates – 2.8%

15,041	3M Co.	2,265,776
140,000	General Electric Company	4,361,000
	Total Industrial Conglomerates	6,626,776

	Insurance – 2.8%

20,000	American International Group, Inc.	1,239,400
16,090	Arthur J. Gallagher & Co.	658,725
17,655	FNF Group	612,099
20,130	Genworth Financial Inc., Class A, (3)	75,085
11,100	Marsh & McLennan Companies, Inc.	615,495
15,000	MetLife, Inc.	723,150
10,189	Prudential Financial, Inc.	829,486
12,000	Torchmark Corporation	685,920

Nuveen Investments	39

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Insurance (continued)

11,626	Travelers Companies, Inc.	$1,312,110
	Total Insurance	6,751,470

	Internet & Catalog Retail – 2.0%

5,000	Amazon.com, Inc., (3)	3,379,450
5,000	Netflix Inc., (3)	571,900
690	Priceline Group, Inc. (The), (3)	879,716
	Total Internet & Catalog Retail	4,831,066

	Internet Software & Services – 4.6%

3,711	Akamai Technologies, Inc., (3)	195,310
4,020	Alphabet Inc., Class A, (2), (3)	3,127,600
4,031	Alphabet Inc., Class C, (3)	3,059,045
20,000	eBay Inc., (3)	549,600
34,000	Facebook Inc., Class A, (3)	3,558,440
6,424	VeriSign, Inc., (3)	561,201
	Total Internet Software & Services	11,051,196

	IT Services – 3.1%

11,474	Fidelity National Information Services, Inc.	695,324
12,300	International Business Machines Corporation, (2)	1,692,726
16,471	MasterCard, Inc.	1,603,617
20,000	PayPal Holdings, Inc., (3)	724,000
34,024	Visa Inc., Class A	2,638,561
	Total IT Services	7,354,228

	Life Sciences Tools & Services – 0.6%

6,183	Bio-Techne Corporation	556,470
6,000	Thermo Fisher Scientific, Inc.	851,100
	Total Life Sciences Tools & Services	1,407,570

	Machinery – 2.0%

12,391	Caterpillar Inc.	842,092
3,049	Cummins Inc.	268,342
11,246	Deere & Company	857,732
13,943	Illinois Tool Works, Inc., (2)	1,292,237
5,351	Pentair Limited	265,035
5,000	Snap-on Incorporated	857,150
3,000	Stanley Black & Decker Inc.	320,190
	Total Machinery	4,702,778

	Media – 2.8%

12,544	CBS Corporation, Class B	591,199
47,345	Comcast Corporation, Class A, (2)	2,671,678
4,063	Gannett Company, Inc.	66,186
26,035	Regal Entertainment Group, Class A	491,280
8,126	TEGNA Inc.	207,376
25,000	Walt Disney Company	2,627,000
	Total Media	6,654,719

	Metals & Mining – 0.3%

47,758	Freeport-McMoRan, Inc.	323,322
10,237	Southern Copper Corporation	267,390
	Total Metals & Mining	590,712

	Multiline Retail – 0.7%

7,375	Nordstrom, Inc.	367,349
18,608	Target Corporation	1,351,127
	Total Multiline Retail	1,718,476

40	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 1.4%

14,444	Alliant Energy Corporation	$902,028
20,000	CenterPoint Energy, Inc., (2)	367,200
7,260	Consolidated Edison, Inc.	466,600
22,250	Dominion Resources, Inc.	1,504,990
	Total Multi-Utilities	3,240,818

	Oil, Gas & Consumable Fuels – 5.7%

27,692	Chevron Corporation, (2)	2,491,172
20,462	ConocoPhillips	955,371
11,317	CONSOL Energy Inc.	89,404
10,972	EOG Resources, Inc.	776,708
56,985	Exxon Mobil Corporation, (2)	4,441,981
7,395	Hess Corporation	358,510
23,618	Marathon Oil Corporation	297,351
12,072	Marathon Petroleum Corporation	625,812
16,016	Occidental Petroleum Corporation	1,082,842
10,602	ONEOK, Inc.	261,445
10,973	Phillips 66	897,591
16,856	Valero Energy Corporation	1,191,888
	Total Oil, Gas & Consumable Fuels	13,470,075

	Personal Products – 0.2%

114,427	Avon Products, Inc.	463,429

	Pharmaceuticals – 6.6%

6,000	Allergan PLC, (3)	1,875,000
33,890	Bristol-Myers Squibb Company	2,331,293
12,124	Eli Lilly and Company	1,021,568
42,430	Johnson & Johnson, (2)	4,358,410
50,045	Merck & Co. Inc.	2,643,377
5,000	Mylan NV, (3)	270,350
100,558	Pfizer Inc.	3,246,012
	Total Pharmaceuticals	15,746,010

	Real Estate Investment Trust – 1.3%

35,857	Brandywine Realty Trust	489,807
5,547	Care Capital Properties, Inc.	169,572
22,779	CubeSmart	697,493
16,442	Hospitality Properties Trust	429,958
20,277	Omega Healthcare Investors Inc.	709,289
10,000	Ventas Inc.	564,300
	Total Real Estate Investment Trust	3,060,419

	Real Estate Management & Development – 0.0%

272	The RMR Group Inc., (3)	3,920

	Road & Rail – 0.5%

16,045	Union Pacific Corporation, (2)	1,254,719

	Semiconductors & Semiconductor Equipment – 2.5%

5,985	Analog Devices, Inc.	331,090
78,815	Intel Corporation	2,715,177
12,219	Microchip Technology Incorporated	568,672
16,356	Micron Technology, Inc., (3)	231,601
19,215	NVIDIA Corporation	633,326
25,684	Texas Instruments Incorporated	1,407,740
	Total Semiconductors & Semiconductor Equipment	5,887,606

	Software – 3.8%

8,286	Autodesk, Inc., (3)	504,866
8,353	CDK Global Inc.	396,517

Nuveen Investments	41

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Software (continued)

116,985	Microsoft Corporation, (2)	$6,490,328
42,362	Oracle Corporation	1,547,484
	Total Software	8,939,195

	Specialty Retail – 2.5%

13,107	Best Buy Co., Inc.	399,108
17,000	Home Depot, Inc., (2)	2,248,250
8,340	L Brands Inc.	799,139
14,954	Lowe’s Companies, Inc.	1,137,102
7,525	Tiffany & Co.	574,082
10,968	TJX Companies, Inc.	777,741
	Total Specialty Retail	5,935,422

	Technology Hardware, Storage & Peripherals – 4.4%

82,408	Apple, Inc., (2)	8,674,266
40,436	EMC Corporation	1,038,396
25,651	Hewlett-Packard Company	389,895
25,651	HP Inc.	303,708
	Total Technology Hardware, Storage & Peripherals	10,406,265

	Textiles, Apparel & Luxury Goods – 0.9%

20,000	Nike, Inc., Class B	1,250,000
5,000	Under Armour, Inc., (3)	403,050
7,352	VF Corporation, (2)	457,662
	Total Textiles, Apparel & Luxury Goods	2,110,712

	Tobacco – 2.1%

26,349	Altria Group, Inc.	1,533,775
24,790	Philip Morris International, Inc.	2,179,289
25,474	Reynolds American Inc.	1,175,625
	Total Tobacco	4,888,689

	Trading Companies & Distributors – 0.1%

1,520	W.W. Grainger, Inc.	307,937
	Total Common Stocks (cost $145,390,390)	230,408,150

Shares	Description (1), (4)	Value

	EXCHANGE-TRADE FUNDS – 3.9%

45,000	SPDR® S&P 500® ETF, (2)	$9,175,050
	Total Exchange-Traded Funds (cost $9,331,668)	9,175,050
	Total Long-Term Investments (cost $154,722,058)	239,583,200
	Other Assets Less Liabilities – (0.7)% (5)	(1,773,799)
	Net Assets – 100%	$237,809,401

Investments in Derivatives as of December 31, 2015

Options Written outstanding:

Option Type	Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value
Put	(26)	NASDAQ 100® Index	$(11,700,000)	1/15/16	$4,500	$(48,047)
Call	(26)	NASDAQ 100® Index	(12,480,000)	1/15/16	4,800	(5,525)
Call	(480)	S&P 500® Index	(97,200,000)	1/15/16	2,025	(1,730,400)
Call	(120)	S&P 500® Index	(24,900,000)	1/15/16	2,075	(112,800)
	(652)	Total Options Written (premiums received $2,074,282)	$(146,280,000)			$(1,896,772)

42	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

Nuveen Investments	43

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.8%

	COMMON STOCKS – 96.0%

	Aerospace & Defense – 1.0%

14,654	Boeing Company	$2,118,822
19,540	Honeywell International Inc.	2,023,758
2,019	Precision Castparts Corporation	468,428
24,142	United Technologies Corporation	2,319,322
	Total Aerospace & Defense	6,930,330

	Air Freight & Logistics – 0.1%

2,768	FedEx Corporation	412,404

	Airlines – 0.3%

12,008	Delta Air Lines, Inc.	608,686
6,742	Ryanair Holdings PLC, Sponsored ADR	582,913
26,363	Southwest Airlines Co.	1,135,191
	Total Airlines	2,326,790

	Auto Components – 0.1%

10,102	American Axle and Manufacturing Holdings Inc.	191,332
21,986	Gentex Corporation	351,996
4,227	Lear Corporation	519,202
	Total Auto Components	1,062,530

	Automobiles – 0.5%

49,165	Ford Motor Company	692,735
14,597	Harley-Davidson, Inc.	662,558
10,265	Tesla Motors Inc., (2)	2,463,703
	Total Automobiles	3,818,996

	Beverages – 0.9%

4,447	Brown-Forman Corporation	441,498
20,819	Monster Beverage Corporation, (2)	3,101,198
32,232	PepsiCo, Inc.	3,220,621
	Total Beverages	6,763,317

	Biotechnology – 10.4%

34,891	AbbVie Inc.	2,066,943
10,000	Agios Pharmaceutical Inc., (2)	649,200
14,052	Alkermes PLC, (2)	1,115,448
120,000	Amgen Inc., (3)	19,479,600
9,126	Baxalta Inc.	356,188
160,000	Celgene Corporation, (2), (3)	19,161,600
220,000	Gilead Sciences, Inc., (3)	22,261,800
6,049	Immunogen, Inc., (2)	82,085
10,136	Ionis Pharmaceuticals, Inc., (2)	627,722
12,904	Myriad Genetics Inc., (2)	556,937
15,000	Regeneron Pharmaceuticals, Inc., (2)	8,143,050
12,177	Seattle Genetics, Inc., (2)	546,504
6,117	United Therapeutics Corporation, (2)	957,983
	Total Biotechnology	76,005,060

	Capital Markets – 0.6%

62,652	Charles Schwab Corporation	2,063,130
24,475	Morgan Stanley	778,550
11,627	SEI Investments Company	609,255

44	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

5,883	T. Rowe Price Group Inc.	$420,576
13,816	Waddell & Reed Financial, Inc., Class A	395,967
	Total Capital Markets	4,267,478

	Chemicals – 0.4%

2,138	Air Products & Chemicals Inc.	278,175
4,865	CF Industries Holdings, Inc.	198,541
4,408	Chemours Company	23,627
5,970	Ecolab Inc.	682,849
7,810	Methanex Corporation	257,808
10,514	Monsanto Company	1,035,839
3,448	Praxair, Inc.	353,075
	Total Chemicals	2,829,914

	Commercial Services & Supplies – 0.3%

3,842	Cintas Corporation	349,814
5,162	Copart Inc., (2)	196,208
7,605	KAR Auction Services Inc.	281,613
15,000	Tetra Tech, Inc.	390,300
4,788	Waste Connections Inc.	269,660
9,417	Waste Management, Inc.	502,585
	Total Commercial Services & Supplies	1,990,180

	Communications Equipment – 4.9%

818,295	Cisco Systems, Inc., (3)	22,220,801
21,858	Ericsson, Sponsored ADR	210,055
273,466	QUALCOMM, Inc., (3)	13,669,198
	Total Communications Equipment	36,100,054

	Consumer Finance – 0.1%

8,310	American Express Company	577,961
27,215	Navient Corporation	311,612
27,215	SLM Corporation, (3)	177,442
	Total Consumer Finance	1,067,015

	Containers & Packaging – 0.2%

10,899	International Paper Company	410,892
17,353	Packaging Corp. of America	1,094,107
4,824	Sonoco Products Company	197,157
	Total Containers & Packaging	1,702,156

	Distributors – 0.2%

3,449	Genuine Parts Company	296,235
40,470	LKQ Corporation, (2)	1,199,126
	Total Distributors	1,495,361

	Diversified Consumer Services – 0.1%

21,475	Service Corporation International	558,780

	Diversified Financial Services – 0.3%

14,599	CME Group, Inc.	1,322,669
9,902	Moody’s Corporation	993,567
	Total Diversified Financial Services	2,316,236

	Electric Utilities – 0.2%

48,358	Great Plains Energy Incorporated	1,320,657
10,842	OGE Energy Corp.	285,036
	Total Electric Utilities	1,605,693

Nuveen Investments	45

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Electrical Equipment – 0.4%

23,934	Eaton Corporation PLC	$1,245,525
8,327	Hubbell Inc.	841,360
9,416	Rockwell Automation, Inc.	966,176
	Total Electrical Equipment	3,053,061

	Electronic Equipment, Instruments & Components – 0.3%

12,148	Amphenol Corporation, Class A, (3)	634,490
3,675	Arrow Electronics, Inc., (2)	199,112
5,960	Avnet Inc.	255,326
30,310	Corning Incorporated	554,067
7,692	Keysight Technologies, Inc., (2)	217,914
13,756	National Instruments Corporation	394,660
	Total Electronic Equipment, Instruments & Components	2,255,569

	Energy Equipment & Services – 0.4%

20,122	Cooper Cameron Corporation, (2)	1,271,710
7,838	Diamond Offshore Drilling, Inc.	165,382
15,853	Schlumberger Limited	1,105,747
	Total Energy Equipment & Services	2,542,839

	Food & Staples Retailing – 2.3%

2,453	Casey’s General Stores, Inc.	295,464
29,337	CVS Health Corporation, (3)	2,868,278
55,616	Kroger Co.	2,326,417
130,000	Walgreens Boots Alliance Inc.	11,070,150
	Total Food & Staples Retailing	16,560,309

	Food Products – 0.1%

10,080	Archer-Daniels-Midland Company	369,734

	Gas Utilities – 0.2%

18,047	AGL Resources Inc.	1,151,579

	Health Care Equipment & Supplies – 0.8%

31,753	Abbott Laboratories, (3)	1,426,027
9,126	Baxter International, Inc.	348,157
3,650	Becton, Dickinson and Company, (3)	562,429
1,655	C. R. Bard, Inc.	313,523
12,334	Hill-Rom Holdings Inc.	592,772
12,792	Saint Jude Medical Inc.	790,162
3,714	Stryker Corporation	345,179
11,178	Zimmer Holdings, Inc.	1,146,751
	Total Health Care Equipment & Supplies	5,525,000

	Health Care Providers & Services – 2.5%

7,890	AmerisourceBergen Corporation	818,272
7,690	Anthem Inc.	1,072,294
13,759	Brookdale Senior Living Inc., (2)	253,991
20,971	Cardinal Health, Inc.	1,872,081
115,949	Express Scripts Holding Company, (2), (3)	10,135,102
7,293	McKesson HBOC Inc., (3)	1,438,398
14,614	UnitedHealth Group Incorporated	1,719,191
7,946	Universal Health Services, Inc., Class B	949,468
	Total Health Care Providers & Services	18,258,797

	Health Care Technology – 0.0%

13,136	Quality Systems Inc.	211,752

	Hotels, Restaurants & Leisure – 0.5%

20,714	Carnival Corporation	1,128,499

46	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

1,773	Panera Bread Company, Class A, (2)	$345,345
1,769	Restaurant Brands International Inc.	66,090
25,654	Wynn Resorts Ltd, (3)	1,775,000
	Total Hotels, Restaurants & Leisure	3,314,934

	Household Durables – 0.4%

41,536	KB Home	512,139
36,936	Newell Rubbermaid Inc.	1,628,139
7,376	Whirlpool Corporation	1,083,313
	Total Household Durables	3,223,591

	Industrial Conglomerates – 0.7%

8,803	3M Co.	1,326,084
16,011	Danaher Corporation	1,487,102
82,528	General Electric Company	2,570,747
	Total Industrial Conglomerates	5,383,933

	Insurance – 0.6%

12,439	American International Group, Inc.	770,845
30,836	CNA Financial Corporation	1,083,885
29,248	FNF Group	1,014,028
12,000	Torchmark Corporation	685,920
9,130	Travelers Companies, Inc.	1,030,412
	Total Insurance	4,585,090

	Internet & Catalog Retail – 8.7%

73,866	Amazon.com, Inc., (2), (3)	49,925,291
11,995	Hosting Site Network, Inc.	607,787
9,963	Priceline Group, Inc. (The), (2)	12,702,327
	Total Internet & Catalog Retail	63,235,405

	Internet Software & Services – 17.1%

19,016	Akamai Technologies, Inc., (2)	1,000,812
44,044	Alphabet Inc., Class A, (2), (3)	34,266,672
52,142	Alphabet Inc., Class C, (2), (3)	39,569,520
45,473	Baidu Inc., Sponsored ADR, (2), (3)	8,596,216
220,000	eBay Inc., (2), (3)	6,045,600
325,000	Facebook Inc., Class A, (2), (3)	34,014,500
17,621	IAC/InterActiveCorp	1,058,141
4,807	J2 Global Inc.	395,712
5,270	WebMD Health Corporation, (2)	254,541
	Total Internet Software & Services	125,201,714

	IT Services – 2.4%

479	Alliance Data Systems Corporation, (2)	132,477
10,704	Computer Sciences Corporation	349,807
10,704	CSRA Inc.	321,120
12,966	Fidelity National Information Services, Inc.	785,740
19,208	Genpact Limited, (2)	479,816
16,316	Global Payments Inc.	1,052,545
19,648	Henry Jack and Associates Inc.	1,533,723
29,448	Infosys Technologies Limited, Sponsored ADR	493,254
5,008	Leidos Holdings Inc.	281,750
26,206	MasterCard, Inc., Class A	2,551,416
31,483	Paychex, Inc.	1,665,136
200,000	PayPal Holdings, Inc., (2)	7,240,000
8,580	Total System Services Inc.	427,284
	Total IT Services	17,314,068

Nuveen Investments	47

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.6%

15,384	Agilent Technologies, Inc.	$643,205
20,567	Bio-Techne Corporation	1,851,030
4,788	Charles River Laboratories International, Inc., (2)	384,907
14,460	ICON plc, (2)	1,123,542
	Total Life Sciences Tools & Services	4,002,684

	Machinery – 0.5%

9,726	Caterpillar Inc.	660,979
6,217	Deere & Company	474,171
19,465	Graco Inc.	1,402,843
7,181	Makita Corporation, Sponsored ADR, (4)	419,655
3,641	Nordson Corporation	233,570
11,888	SPX Corporation	110,915
11,888	SPX Flow Inc., (2)	331,794
2,114	WABCO Holdings Inc.	216,178
	Total Machinery	3,850,105

	Media – 3.2%

19,288	CBS Corporation, Class B	909,043
300,100	Comcast Corporation, Class A, (3)	16,934,642
51,332	News Corporation, Class A	685,796
12,888	News Corporation Class B	179,916
20,124	Omnicom Group, Inc.	1,522,582
5,242	Time Warner Cable	972,863
21,163	Time Warner Inc.	1,368,611
6,836	WPP Group PLC, Sponsored ADR	784,363
	Total Media	23,357,816

	Multiline Retail – 0.0%

3,881	Macy’s, Inc.	135,757
2,818	Nordstrom, Inc.	140,365
	Total Multiline Retail	276,122

	Oil, Gas & Consumable Fuels – 0.3%

9,342	Cabot Oil & Gas Corporation	165,260
22,649	Phillips 66	1,852,688
	Total Oil, Gas & Consumable Fuels	2,017,948

	Pharmaceuticals – 1.5%

14,808	Allergan PLC, (2)	4,627,500
6,117	Eli Lilly and Company	515,418
8,946	Endo International PLC, (2)	547,674
36,144	Merck & Co. Inc.	1,909,126
73,196	Pfizer Inc.	2,362,767
6,009	Shire plc, ADR	1,231,845
	Total Pharmaceuticals	11,194,330

	Professional Services – 0.6%

6,314	Equifax Inc.	703,190
2,798	IHS Inc., Class A, (2)	331,367
11,461	Manpowergroup Inc.	966,048
19,598	Robert Half International Inc.	923,850
15,000	Verisk Analytics Inc, (2)	1,153,200
	Total Professional Services	4,077,655

	Real Estate Investment Trust – 0.5%

18,413	Apartment Investment & Management Company, Class A	737,072
3,008	Care Capital Properties, Inc.	91,955
54,624	CubeSmart	1,672,587
17,523	Senior Housing Properties Trust	260,041

48	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

12,035	Ventas Inc.	$679,135
	Total Real Estate Investment Trust	3,440,790

	Real Estate Management & Development – 0.0%

194	The RMR Group Inc., , Class A, (2)	2,796

	Road & Rail – 0.3%

23,916	CSX Corporation	620,620
19,779	Heartland Express, Inc.	336,639
4,374	J.B. Hunt Transports Serives Inc.	320,877
9,051	Landstar System	530,841
8,819	Werner Enterprises, Inc.	206,276
	Total Road & Rail	2,015,253

	Semiconductors & Semiconductor Equipment – 5.9%

60,043	Analog Devices, Inc., (3)	3,321,579
47,386	Atmel Corporation	407,993
28,948	Fairchild Semiconductor International Inc., (2)	599,513
17,789	Integrated Device Technology, Inc., (2)	468,740
753,388	Intel Corporation, (3)	25,954,217
14,136	Intersil Corporation, Class A	180,375
13,210	Lam Research Corporation	1,049,138
45,919	Linear Technology Corporation	1,950,180
101,033	Micron Technology, Inc., (2), (3)	1,430,627
8,107	Microsemi Corporation, (2)	264,207
78,000	NVIDIA Corporation	2,570,880
40,000	NXP Semiconductors NV, (2)	3,370,000
27,886	ON Semiconductor Corporation, (2)	273,283
5,933	Power Integrations Inc.	288,522
10,146	Silicon Laboratories Inc., (2)	492,487
44,749	Siliconware Precision Industries Company Limited, Sponsored ADR	346,805
2,774	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	63,109
7,657	Tessera Technologies Inc.	229,787
	Total Semiconductors & Semiconductor Equipment	43,261,442

	Software – 10.0%

7,378	Ansys Inc., (2)	682,465
30,000	Autodesk, Inc., (2)	1,827,900
51,724	Cadence Design Systems, Inc., (2)	1,076,376
11,986	CDK Global Inc.	568,975
1,160,000	Microsoft Corporation, (3)	64,356,800
1,584	Microstrategy Inc., Class A, (2)	283,995
11,112	Open Text Corporation	532,598
49,954	Oracle Corporation	1,824,820
12,402	Parametric Technology Corporation, (2)	429,481
5,477	Red Hat, Inc., (2)	453,550
25,778	Synopsys Inc., (2), (3)	1,175,735
	Total Software	73,212,695

	Specialty Retail – 1.0%

4,472	Advance Auto Parts, Inc.	673,081
18,980	Ascena Retail Group Inc., (2)	186,953
1,202	AutoZone, Inc., (2)	891,776
4,581	CarMax, Inc., (2)	247,237
3,340	Dick’s Sporting Goods Inc.	118,069
16,432	L Brands Inc.	1,574,514
9,254	Rent-A-Center Inc.	138,532
5,585	Signet Jewelers Limited	690,809
5,134	Tiffany & Co.	391,673
24,566	TJX Companies, Inc.	1,741,975
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	465,275

Nuveen Investments	49

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Specialty Retail (continued)

2,384	Williams-Sonoma Inc.	$139,249
	Total Specialty Retail	7,259,143

	Technology Hardware, Storage & Peripherals – 12.7%

848,612	Apple, Inc., (3)	89,324,898
36,925	EMC Corporation	948,234
19,045	Hewlett Packard Enterprise Co	289,484
19,045	HP Inc.	225,493
24,822	SanDisk Corporation	1,886,224
	Total Technology Hardware, Storage & Peripherals	92,674,333

	Textiles, Apparel & Luxury Goods – 0.1%

13,384	Coach, Inc.	438,058
2,496	PVH Corporation	183,830
5,000	Under Armour, Inc., Class A, (2)	403,050
	Total Textiles, Apparel & Luxury Goods	1,024,938

	Tobacco – 0.5%

20,575	Altria Group, Inc.	1,197,671
28,923	Philip Morris International, Inc.	2,542,621
	Total Tobacco	3,740,292

	Trading Companies & Distributors – 0.0%

4,640	MSC Industrial Direct Inc., Class A	261,093

	Wireless Telecommunication Services – 0.3%

12,000	SBA Communications Corporation, Class A, (2)	1,260,840
19,244	Telephone and Data Systems Inc.	498,227
13,012	United States Cellular Corporation, (2)	531,020
	Total Wireless Telecommunication Services	2,290,087
	Total Common Stocks (cost $317,388,170)	701,399,191

Shares	Description (1), (5)	Value

	EXCHANGE-TRADED FUNDS – 4.8%

15,000	iShares PHLX Semiconductor ETF	$1,347,600
300,000	PowerShares QQQ Trust, Series 1, (3)	33,558,000
	Total Exchange-Traded Funds (cost $32,656,932)	34,905,600
	Total Long-Term Investments (cost $350,045,102)	736,304,791
	Other Assets Less Liabilities – (0.8)% (6)	(5,683,099)
	Net Assets – 100%	$730,621,692

Investments in Derivatives as of December 31, 2015

Options Written outstanding:

Option Type	Number of Contracts	Description	Notional Amount (7)	Expiration Date	Strike Price	Value
Call	(755)	NASDAQ 100® Index	$(345,412,500)	1/15/16	$4,575	$(5,560,575)
Put	(80)	NASDAQ 100® Index	(36,000,000)	1/15/16	4,500	(272,400)
Call	(55)	NASDAQ 100® Index	(25,850,000)	1/15/16	4,700	(88,000)
Call	(80)	NASDAQ 100® Index	(38,400,000)	1/15/16	4,800	(17,000)
	(970)	Total Options Written (premiums received $6,614,469)	$(445,662,500)			$(5,937,975)

50	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Assets and Liabilities	December 31, 2015

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Assets
Long-term investments, at value (cost $841,741,937, $389,585,871, $154,722,058 and $350,045,102, respectively)	$1,360,477,148	$569,205,925	$239,583,200	$736,304,791
Short-term investments, at value (cost $37,439,038, $4,995,559, $— and $—, respectively)	37,439,038	4,995,810	—	—
Cash	31,568	—	—	—
Receivable for:
Dividends	1,901,693	523,021	391,513	249,602
Interest	31	—	—	—
Investments sold	—	3,808,529	2,155,677	7,010,714
Reclaims	295	—	—	329
Other assets	187,660	19,596	29,040	58,540
Total assets	1,400,037,433	578,552,881	242,159,430	743,623,976
Liabilities
Cash overdraft	—	3,787,922	2,179,453	6,308,288
Options written, at value (premiums received $34,073,972, $4,768,102, $2,074,282 and $6,614,469, respectively)	16,788,070	4,406,706	1,896,772	5,937,975
Accrued expenses:
Management fees	992,798	421,351	168,120	530,990
Trustees fees	189,657	19,784	28,681	60,539
Other	177,709	313,148	77,003	164,492
Total liabilities	18,148,234	8,948,911	4,350,029	13,002,284
Net assets	$1,381,889,199	$569,603,970	$237,809,401	$730,621,692
Shares outstanding	103,554,549	36,085,350	16,152,579	36,564,414
Net asset value (“NAV”) per share outstanding	$13.34	$15.78	$14.72	$19.98
Net assets consist of:
Shares, $0.01 par value per share	$1,035,545	$360,854	$161,526	$365,644
Paid-in surplus	890,401,414	389,742,907	182,965,412	357,337,880
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	(45,568,865)	(481,492)	(30,356,189)	(14,018,015)
Net unrealized appreciation (depreciation)	536,021,105	179,981,701	85,038,652	386,936,183
Net assets	$1,381,889,199	$569,603,970	$237,809,401	$730,621,692
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Operations	Year Ended December 31, 2015

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Investment Income (net of foreign tax withheld of $17,642, $—, $— and $8,810, respectively)	$30,349,910	$14,474,941	$5,515,550	$10,840,183
Expenses
Management fees	11,889,942	5,080,037	2,033,440	6,222,150
Custodian fees	169,609	82,755	60,048	111,723
Trustees fees	36,163	15,587	6,536	18,823
Professional fees	102,100	70,177	46,591	78,002
Shareholder reporting expenses	233,167	77,623	42,534	140,158
Shareholder servicing agent fees	2,160	741	266	758
Stock exchange listing fees	20,359	5,145	10,447	—
Investor relations expenses	74,976	19,245	13,388	27,756
Other	311,958	126,746	51,204	241,108
Total expenses	12,840,434	5,478,056	2,264,454	6,840,478
Net investment income (loss)	17,509,476	8,996,885	3,251,096	3,999,705
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	73,527,141	12,656,612	14,499,229	54,271,896
Options purchased	—	462,569	(222,728)	(177,298)
Options written	39,402,678	4,416,871	2,036,012	(9,277,584)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,165,116)	(25,933,280)	(17,568,196)	5,718,931
Options purchased	—	—	454,835	815,063
Options written	14,206,473	90,478	142,423	179,409
Net realized and unrealized gain (loss)	53,971,176	(8,306,750)	(658,425)	51,530,417
Net increase (decrease) in net assets from operations	$71,480,652	$690,135	$2,592,671	$55,530,122

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$17,509,476	$6,704,512	$8,996,885	$2,255,702
Net realized gain (loss) from:
Investments and foreign currency	73,527,141	45,817,171	12,656,612	4,496,680
Options purchased	—	(32,948)	462,569	—
Options written	39,402,678	(40,294,681)	4,416,871	(2,971,045)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,165,116)	8,438,004	(25,933,280)	11,139,953
Options purchased	—	—	—	—
Options written	14,206,473	11,472,739	90,478	1,513,182
Net increase (decrease) in net assets from operations	71,480,652	32,104,797	690,135	16,434,472
Distributions to Shareholders
From net investment income	(103,140,331)	(7,115,283)	(23,350,404)	(2,647,222)
From accumulated net realized gains	—	—	(2,657,425)	(1,054,139)
Return of capital	—	(31,195,830)	(12,386,984)	(9,083,316)
Decrease in net assets from distributions to shareholders	(103,140,331)	(38,311,113)	(38,394,813)	(12,784,677)
Capital Share Transactions
Shares issued in the reorganizations	—	888,642,700	—	403,959,687
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	—	888,642,700	—	403,959,687
Net increase (decrease) in net assets	(31,659,679)	882,436,384	(37,704,678)	407,609,482
Net assets at the beginning of period	1,413,548,878	531,112,494	607,308,648	199,699,166
Net assets at the end of period	$1,381,889,199	$1,413,548,878	$569,603,970	$607,308,648
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of Changes in Net Assets	(continued)

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$3,251,096	$3,117,191	$3,999,705	$1,146,879
Net realized gain (loss) from:
Investments and foreign currency	14,499,229	18,290,772	54,271,896	21,431,590
Options purchased	(222,728)	1,701	(177,298)	—
Options written	2,036,012	(13,249,254)	(9,277,584)	(6,477,975)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(17,568,196)	4,718,553	5,718,931	29,971,630
Options purchased	454,835	(454,835)	815,063	(815,063)
Options written	142,423	3,303,379	179,409	1,782,067
Net increase (decrease) in net assets from operations	2,592,671	15,727,507	55,530,122	47,039,128
Distributions to Shareholders
From net investment income	(11,359,070)	(3,119,271)	(15,659,622)	(1,248,726)
From accumulated net realized gains	—	—	(35,530,557)	(8,909,792)
Return of capital	(5,504,222)	(13,744,021)	—	(15,055,028)
Decrease in net assets from distributions to shareholders	(16,863,292)	(16,863,292)	(51,190,179)	(25,213,546)
Capital Share Transactions
Shares issued in the reorganizations	—	—	—	360,939,978
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	386,518
Net increase (decrease) in net assets from capital share transactions	—	—	—	361,326,496
Net increase (decrease) in net assets	(14,270,621)	(1,135,785)	4,339,943	383,152,078
Net assets at the beginning of period	252,080,022	253,215,807	726,281,749	343,129,671
Net assets at the end of period	$237,809,401	$252,080,022	$730,621,692	$726,281,749
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$(9)

See accompanying notes to financial statements.

Nuveen Investments	55

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending NAV	Ending Share Price

S&P 500 Buy-Write Income (BXMX)
Year Ended 12/31:
2015	$13.65	$0.17	$0.52	$0.69	$(1.00)	$—	$—	$(1.00)	$—		$13.34	$13.43
2014	13.81	0.17	0.67	0.84	(0.19)	—	(0.81)	(1.00)	—		13.65	12.11
2013	13.13	0.20	1.56	1.76	(0.20)	—	(0.88)	(1.08)	—		13.81	12.55
2012	12.89	0.24	1.08	1.32	(0.25)	—	(0.83)	(1.08)	—	*	13.13	11.83
2011	13.34	0.23	0.48	0.71	(0.75)	—	(0.41)	(1.16)	—	*	12.89	11.18

Dow 30SM Dynamic Overwrite (DIAX)
Year Ended 12/31:
2015	16.83	0.25	(0.24)	0.01	(0.65)	(0.07)	(0.34)	(1.06)	—		15.78	14.36
2014	16.62	0.18	1.09	1.27	(0.22)	(0.09)	(0.75)	(1.06)	—		16.83	15.42
2013	14.34	0.22	3.12	3.34	(0.54)	(0.43)	(0.09)	(1.06)	—		16.62	15.57
2012	14.23	0.25	0.92	1.17	(0.53)	—	(0.53)	(1.06)	—		14.34	13.25
2011	14.39	0.23	0.77	1.00	(0.30)	—	(0.86)	(1.16)	—		14.23	13.12

S&P 500 Dynamic Overwrite (SPXX)
Year Ended 12/31:
2015	15.61	0.20	(0.05)	0.15	(0.70)	—	(0.34)	(1.04)	—		14.72	13.47
2014	15.68	0.19	0.78	0.97	(0.19)	—	(0.85)	(1.04)	—		15.61	14.30
2013	14.36	0.22	2.22	2.44	(0.22)	—	(0.90)	(1.12)	—		15.68	14.12
2012	13.96	0.25	1.27	1.52	(0.26)	—	(0.86)	(1.12)	—	*	14.36	12.93
2011	14.41	0.24	0.42	0.66	(0.40)	—	(0.72)	(1.12)	0.01		13.96	12.07

Nasdaq 100 Dynamic Overwrite (QQQX)
Year Ended 12/31:
2015	19.86	0.11	1.41	1.52	(0.43)	(0.97)	—	(1.40)	—		19.98	19.37
2014	18.54	0.06	2.62	2.68	(0.07)	(0.48)	(0.81)	(1.36)	—		19.86	19.25
2013	15.17	0.07	4.51	4.58	(0.07)	—	(1.14)	(1.21)	—		18.54	17.80
2012	14.11	0.06	2.21	2.27	(0.06)	—	(1.15)	(1.21)	—		15.17	15.08
2011	14.67	(0.01)	0.69	0.68	(0.47)	(0.77)	—	(1.24)	—		14.11	13.03

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

56	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.17%	19.80%	$1,381,889	0.91%	1.24%	N/A	N/A	8%
6.20	4.31	1,413,549	1.02	1.21	N/A	N/A	14
13.85	15.53	531,112	0.96	1.48	N/A	N/A	—	**
10.43	15.58	504,982	0.96	1.78	0.91%	1.84%	3
5.63	(3.41)	496,085	0.97	1.60	0.84	1.73	4

0.17	0.18	569,604	0.93	1.52	N/A	N/A	18
7.93	5.89	607,309	1.12	1.08	N/A	N/A	6
23.93	26.09	199,699	1.01	1.42	N/A	N/A	21
8.27	9.04	172,266	1.00	1.73	N/A	N/A	3
7.27	(1.86)	171,003	1.02	1.63	N/A	N/A	—

1.09	1.70	237,809	0.92	1.32	N/A	N/A	21
6.37	8.88	252,080	0.96	1.23	N/A	N/A	8
17.47	18.32	253,216	0.96	1.43	N/A	N/A	1
11.03	16.58	232,005	0.96	1.74	N/A	N/A	1
4.89	(4.88)	225,664	0.96	1.66	N/A	N/A	4

7.97	8.47	730,622	0.93	0.54	N/A	N/A	15
14.94	16.12	726,282	1.00	0.32	N/A	N/A	17
31.30	27.04	343,130	1.00	0.44	N/A	N/A	9
15.98	25.05	280,033	1.01	0.40	N/A	N/A	1
4.82	0.91	260,176	1.04	(0.04)	N/A	N/A	51

(c)	After expense reimbursement from Adviser, where applicable. As of October 31, 2012, the Adviser is no longer reimbursing S&P 500 Buy-Write Income (BXMX), for any fees or expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NASDAQ National Market (“NASDAQ”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (“S&P 500 Buy-Write Income (BXMX)”)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow 30SM Dynamic Overwrite (DIAX)”)

•	Nuveen S&P 500 Dynamic Overwrite Fund (“S&P 500 Dynamic Overwrite (SPXX)”)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (“Nasdaq 100 Dynamic Overwrite (QQQX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for Dow 30SM Dynamic Overwrite (DIAX) and Nasdaq 100 Dynamic Overwrite (QQQX)) closed-end management investment companies. Shares of S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX) and S&P 500 Dynamic Overwrite (SPXX) are traded on the NYSE while shares of NASDAQ 100 Dynamic Overwrite (QQQX) are traded on the NASDAQ. S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq 100 Dynamic Overwrite (QQQX) were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is December 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (Nuveen). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages S&P 500 Buy-Write Income’s (BXMX) investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of Dow 30SM Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq Premium Income & Growth (QQQX).

Investment Objectives and Principal Investment Strategies

S&P 500 Buy-Write Income’s (BXMX) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Dow 30SM Dynamic Overwrite’s (DIAX) investment objective is to seek attractive total return with less volatility than the DJIA. The Fund pursues its investment strategy by emphasizing single name options on individual stocks in the Dow Jones Industrial AverageSM (“DJIA”), as well as a range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

S&P 500 Dynamic Overwrite’s (SPXX) investment objective is to seek attractive total returns with less volatility than the S&P 500® Index. The Fund pursues its investment strategy by emphasizing index call options on the S&P 500® Index, as well as a range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

Nasdaq 100 Dynamic Overwrite (QQQX)

Nasdaq 100 Dynamic Overwrite’s (QQQX) investment objective is to seek attractive total return with less volatility than the NASDAQ 100® Index. The Fund pursues its investment strategy by emphasizing index call options on the NASDQ-100 Index, as well other broad-based indexes and options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of

58	Nuveen Investments

the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of each Fund’s distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which each Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in a Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations for each Fund reflects the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting

Nuveen Investments	59

Notes to Financial Statements (continued)

agreements allows each Fund to offset certain securities and derivatives with to a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the

60	Nuveen Investments

security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

S&P 500 Buy-Write Income (BXMX)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$1,360,477,148	$—		$—	$1,360,477,148

Short-Term Investments:
Repurchase Agreements	—	37,439,038		—	37,439,038

Investments in Derivatives:
Options Written	(16,788,070)	—		—	(16,788,070)
Total	$1,343,689,078	$37,439,038		$—	$1,381,128,116
Dow 30SM Dynamic Overwrite (DIAX)
Long-Term Investments*:
Common Stocks	$544,847,325	$—		$—	$544,847,325
Exchange-Traded Funds	24,358,600	—		—	24,358,600

Short-Term Investments:
U.S. Government and Agency Obligations	—	4,995,810		—	4,995,810

Investments in Derivatives:
Options Written	(4,388,120)	(18,586)		—	(4,406,706)
Total	$564,817,805	$4,977,224		$—	$569,795,029
S&P 500 Dynamic Overwrite (SPXX)
Long-Term Investments*:
Common Stocks	$230,408,150	$—		$—	$230,408,150
Exchange-Traded Funds	9,175,050	—		—	9,175,050

Investments in Derivatives:
Options Written	(1,896,772)	—		—	(1,896,772)
Total	$237,686,428	$—		$—	$237,686,428
NASDAQ 100 Dynamic Overwrite (QQQX)
Long-Term Investments*:
Common Stocks	$700,979,536	$419,655	**	$—	$701,399,191
Exchange-Traded Funds	34,905,600	—		—	34,905,600

Investments in Derivatives:
Options Written	(5,937,975)	—		—	(5,937,975)
Total	$729,947,161	$419,655		$—	$730,366,816
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	61

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
S&P 500 Buy-Write Income (BXMX)	Fixed Income Clearing Corporation	$37,439,038	$(37,439,038)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

62	Nuveen Investments

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in values of the options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, S&P 500 Buy-Write Income (BXMX) sold call options on equity indices as part of its overall investment strategy. The notional amount of these options averaged 99% of the Fund’s assets.

During the current fiscal period, S&P 500 Dynamic Overwrite (SPXX), DOW 30sm (DIAX), and Nasdaq 100 Dynamic Overwrite (QQQX) each sold call options on equity indices as part of its overall investment strategy. The notional amounts of these options averaged 60% of each Fund’s assets. Each Fund also purchased a small amount of call options as part of its overwrite strategy and sold put options on up to 5% of its portfolio.

The average notional amount of outstanding options contracts purchased and options contracts written during the current fiscal period, was as follows:

		Dow 30 Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding call options purchased*		$123,000	$9,094,000	$16,151,000

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding call options written*	$(1,370,064,500)	$(360,041,876)	$(159,106,198)	$(461,835,559)

		Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding put options written*		$(16,815,000)	$(6,640,000)	$(21,295,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Nuveen Investments	63

Notes to Financial Statements (continued)

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
S&P 500 Buy-Write Income (BXMX)
Equity price	Options	—	$—	Options written, at value	$(16,788,070)
Dow 30SM Dynamic Overwrite (DIAX)
Equity price	Options	—	$—	Options written, at value	$(4,406,706)
S&P 500 Dynamic Overwrite (SPXX)
Equity price	Options	—	$—	Options written, at value	$(1,896,772)
Nasdaq 100 Dynamic Overwrite (QQQX)
Equity price	Options	—	$—	Options written, at value	$(5,937,975)

The following table presents the options written subject to netting agreements, as well as the collateral delivered related to those options written as of the end of the reporting period.

Fund	Counterparty	Gross Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Net Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Dow 30SM Dynamic Overwrite (DIAX)
	BNP Paribas	$(7,840)	$—	$(7,840)	$—	$(7,840)
	Citigroup	(1,755)	—	(1,755)	—	(1,755)
	HSBC	(3,240)	—	(3,240)	—	(3,240)
	JPMorgan Chase	(1,132)	—	(1,132)	—	(1,132)
	UBS	(4,619)	—	(4,619)	—	(4,619)
Total		$(18,586)	$—	$(18,586)	$—	$(18,586)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
S&P 500 Buy-Write Income (BXMX)	Equity price	Options Written	$39,402,678	$14,206,473
Dow 30SM Dynamic Overwrite (DIAX)	Equity price	Options Purchased	462,569	—
Dow 30SM Dynamic Overwrite (DIAX)	Equity price	Options Written	4,416,871	90,478
S&P 500 Dynamic Overwrite (SPXX)	Equity price	Options Purchased	(222,728)	454,835
S&P 500 Dynamic Overwrite (SPXX)	Equity price	Options Written	2,036,012	142,423
Nasdaq 100 Dynamic Overwrite (QQQX)	Equity price	Options Purchased	(177,298)	815,063
Nasdaq 100 Dynamic Overwrite (QQQX)	Equity price	Options Written	(9,277,584)	179,409

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to

64	Nuveen Investments

pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Shares issued in the Reorganizations	—	65,089,576	—	24,069,676

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Shares:
Issued in the Reorganizations	—	—	—	18,033,457
Issued to shareholders due to reinvestment of distributions	—	—	—	21,029

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Purchases	$105,190,971	$105,968,152	$51,892,725	$113,600,475
Sales	134,040,667	127,978,874	65,494,991	156,403,040

Transactions in options written during the current reporting period, were as follows:

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	6,701	$31,623,174	25,015	$2,357,314
Options written	79,571	279,892,136	1,434,772	81,012,889
Options terminated in closing purchase transactions	(78,323)	(275,378,115)	(772,201)	(69,492,441)
Options expired	(1,332)	(2,063,223)	(684,548)	(9,109,660)
Options outstanding, end of period	6,617	$34,073,972	3,038	$4,768,102

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,365	$2,573,269	3,269	$5,604,793
Options written	1,106,611	34,900,715	1,405,953	109,404,999
Options terminated in closing purchase transactions	(629,613)	(31,163,858)	(762,206)	(98,807,885)
Options expired	(477,611)	(4,228,224)	(645,746)	(9,548,902)
Options exercised	(100)	(7,620)	(300)	(38,536)
Options outstanding, end of period	652	$2,074,282	970	$6,614,469

Nuveen Investments	65

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Cost of investments	$879,797,790	$394,749,094	$154,722,058	$350,079,854
Gross unrealized:
Appreciation	$562,562,873	$185,984,563	$95,055,955	$388,788,194
Depreciation	(44,444,477)	(6,531,922)	(10,194,813)	(2,563,257)
Net unrealized appreciation (depreciation) of investments	$518,118,396	$179,452,641	$84,861,142	$386,224,937

Permanent differences, primarily due to foreign currency transactions, federal taxes paid, investments in passive foreign investment companies, nondeductible reorganization expenses, real estate investment trust adjustments, deemed dividend due to corporate actions and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2015, the Funds’ tax year end, as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Paid-in surplus	$(85,452,692)	$(14,354,119)	$(8,030,437)	$(10,086,791)
Undistributed (Over-distribution of) net investment income	85,630,855	14,353,519	8,107,974	11,659,926
Accumulated net realized gain (loss)	(178,163)	600	(77,537)	(1,573,135)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Funds’ tax year end, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

66	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended December 31, 2015 and December 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Distributions from net ordinary income[1]	$103,140,331	$23,350,404	$11,359,070	$15,777,079
Distributions from net long-term capital gains[2]	—	2,657,425	—	35,423,100
Return of capital	—	12,386,984	5,504,222	—

2014	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Distributions from net ordinary income[1]	$7,115,283	$2,647,222	$3,119,271	$1,248,726
Distributions from net long-term capital gains	—	1,054,139	—	8,909,792
Return of capital	31,195,830	9,083,316	13,744,021	15,055,028
[1] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributed to realized gains.

[2]      The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.

As of December 31, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	S&P 500 Buy-Write Income (BXMX)[3]	S&P 500 Dynamic Overwrite (SPXX)
Expiration:
December 31, 2017	$22,707,245	22,481,967
December 31, 2018	4,958,903	7,655,485
Not subject to expiration	—	—
Total	$27,666,148	$30,137,452
[3] A portion of S&P 500 Buy-Write Income’s (BXMX) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended December 31, 2015, the Funds utilized capital loss carryforwards as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Utilized capital loss carryforwards	$127,064,296	$15,121,392	$16,944,068	$22,925,868

7. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within their respective Funds as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	67

Notes to Financial Statements (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	S&P 500 Buy-Write Income (BXMX)	DOW 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2015, the complex-level fee rate for each of these Funds was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

68	Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	TerenceJ, Toth	Margaret L. Wolff**

*	Interested Board Member
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, lL60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	BXMX	DIAX	SPXX	QQQX
% DRD	28.18%	61.85%	46.67%	66.18%
% QDI	28.57%	61.60%	46.51%	77.13%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Nuveen Investments	69

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1 .0 have been, and are expected to be, less volatile than the benchmark.

■	Chicago Board Options Exchange (CBOE) S&P 500 Buy-Write Index (BXM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Volatility Index® (VIX®): An Index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXD): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXN): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

70	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	71

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		197

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		197

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		197

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		197

72	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		197

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		197

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		197

■ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		197

Nuveen Investments	73

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		197

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		198

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		90

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		198

74	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		198

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		198

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		198

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		198

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		198

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		198

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		198

Nuveen Investments	75

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		198

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

76	Nuveen Investments

Notes

Nuveen Investments	77

Notes

78	Nuveen Investments

Notes

Nuveen Investments	79

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by     Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-D-1215D        14102-INV-Y-02/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]
December 31, 2015	$32,714	$7,265	$5,360

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2014	$31,918 [5]	$5,000	$810

Percentage approved pursuant to pre-approval exception	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 Fee was restated because an additional charge of $1,500 was incorrectly categorized under “Audit Fees Billed to Fund” on the 2014 N-CSR report. The additional fee is now reported under the 2015 “Audit Related Fees Billed to Fund” as the invoice was paid during the 2015 Fiscal Year.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
December 31 , 2015	$5,360	$0	$0
December 31 , 2014	$811	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2015, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

		(ii) Number of Other Accounts Managed and Assets by Account Type						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	10	$2.27 billion	0	$0	5		$47.3 million	N/A	N/A	N/A
David Friar	9	$3.12 billion	0	$0	8		$471 million	N/A	N/A	N/A
					1	*	$285 million

*	Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF DIAX SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dow 30SM Dynamic Overwrite Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016